United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR

Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number             811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1101 Stewart Avenue, Suite 207, Garden City, NY 11530

(Address of principal executive offices)             (Zip code)

Stephen C. Schuyler, Gemini Fund Services, LLC

150 Motor Parkway, Suite 205, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:    516-542-3000

Date of fiscal year end:            8/31

Date of reporting period:8/31/03

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE SARATOGA ADVANTAGE TRUST

ANNUAL REPORT

AS OF AUGUST 31, 2003

CLASS I SHARES

TABLE OF CONTENTS

Chairman’s Letter

Investment Review

Schedules of Investments

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to Financial Statements

Financial Highlights

Independent Auditors’ Report

Management and Trustees’ Information

Results of Shareholder Vote

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Richard E. Stierwalt	Trustee & Vice Chairman
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Leigh A. Wilson	Trustee
William B. Blundin	Trustee
Stephen Ventimiglia	Vice President & Secretary
Mark S. Marrone	Treasurer & Chief Financial Officer
Michael J. Wagner	Assistant Secretary
Andrew B. Rogers	Assistant Treasurer

Investment Manager	Distributor

Orbitex-Saratoga Capital Management, LLC 1101 Stewart Avenue, Suite 207 Garden City, NY 11530-4808	Orbitex Funds Distributor, Inc. Metro Center One Station Place Stamford, CT 06902

Transfer and Shareholder Servicing Agent	Custodian

Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137	The Bank of New York 100 Church Street, 10th Floor New York, NY 10286

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

October 23, 2003

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”).  This report covers the twelve months from September 1, 2002 through August 31, 2003.

ECONOMIC OVERVIEW

The economy is showing consistent signs of growth.  Supported by low interest rates and low inflation rates, the Gross Domestic Product (GDP) grew at an annualized rate of 3.3% during the second quarter of 2003, while productivity advanced during the second quarter by a healthy 6.8%.  Productivity is a measurement that determines how efficiently the economy is growing.  It basically measures how many hours of labor it takes to produce the goods and services in our economy.  A primary way that companies increase productivity is through technological advancements.  When technological advancements are effectively implemented less labor should be needed to produce the same amount of goods previously produced.  A high level of productivity at the beginning of an economic expansion frequently negatively impacts new job growth resulting in an increase in the level of unemployment.  The recent economic recovery started with elevated productivity, and it has been deemed a jobless recovery thus far.  The past three expansions that started with strong productivity all had a significant lag-time before new jobs were created.  History reveals that economic expansions were well established before employment growth started.  This is logical because during a recession companies typically downsize and try to become more efficient in order to stay competitive.  As the reduced labor force implements new productivity methods the result should be increased corporate earnings potential and sound economic expansion.  Businesses should then be in a position to add to their labor forces, which should result in a decline in the unemployment level.

REDEMPTION FEE

To help protect the interests of shareholders of the Trust, a redemption fee will take effect on or about November 1, 2003 to discourage “market timing” activity, as follows: shareholders will be charged a redemption fee of 2% of the value of the shares being redeemed if they redeem their shares of a Trust portfolio within 90 days of purchase.  The redemption fee is paid directly to the Trust’s portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading.  For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Trust’s portfolio.  The redemption fee may not apply on certain accounts such as 401(k) plans, however it does apply to redemptions made for exchange purposes within 90 days of purchase.  In addition, Orbitex-Saratoga Capital Management, LLC retains the right to waive the redemption fee in its sole discretion on a case-by-case basis.

NEW ADVISOR

I am pleased to inform you that effective October 9, 2003 Reich & Tang Asset Management, LLC is the new investment advisor of the Saratoga Advantage Trust’s U.S. Government Money Market Portfolio (the “Saratoga Money Market Portfolio”).  Reich & Tang is one of America’s leading money market fund management firms with total assets under management of over $14 billion.  Reich & Tang has been an investment advisor since 1970 and advises pension trusts, profit-sharing trusts and endowments.  Please visit our website at www.saratogacap.com for additional information.

SUCCESSFUL INVESTING REQUIRES DISCIPLINE AND PATIENCE

Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy.  The Saratoga Advantage Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms.  Combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

Following you will find specific information on the investment strategy and performance of the Trust’s portfolios.  Please speak with your financial advisor if you have any questions about your investment in the Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.  Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia

Chairman, President and
Chief Executive Officer

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by:
OpCap Advisors
New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Period Ended August 31, 2003	Large Capitalization Value Portfolio (Class I)	Morningstar Large Value Average[1]	S & P/Barra Value Index[2]

Inception: 9/1/94 - 8/31/03*	8.6%	9.3%	9.9%

Five Year: 9/1/98 - 8/31/03*	1.4%	3.2%	4.1%

One Year: 9/1/02 - 8/31/03	13.1%	6.2%	14.2%

Six Months: 3/1/03 - 8/31/03	22.6%	17.8%	24.0%

*Annualized performance for periods greater than one year

PORTFOLIO ADVISOR COMMENTARY

The stock market turned sharply higher in the fiscal year ended August 31, 2003, spurred by improved corporate profitability and a brightening economic picture. The Large Cap Value Portfolio produced a solid return for the year ended August 31, 2003.  This result reflected the strong relative performance of our consumer discretionary and technology stocks, partially offset by the lagging returns of our industrial investments. Among individual stocks, Citigroup (banking) and EMC (data storage products) were the top contributors, both rising sharply.

The Portfolio invests in stocks priced below our estimate of their intrinsic value, such as BP, an undervalued global energy company which should benefit from increasing production of natural gas in North America. Other purchases in the second half of the fiscal year included insurer AFLAC, office products retailer Office Depot and pharmaceuticals company Sanofi-Synthelabo.

We are generally optimistic in our stock market outlook at this time. However, in our view, the overall market is currently fairly valued. For stock prices to continue to increase, we believe the economy merely needs to return to a normal, positive environment.  This has been occurring and we believe will continue to gain traction. Although a measure of speculation has re-emerged in the market, particularly among some technology stocks.  We continue to invest in undervalued companies with solid business fundamentals that over time should prove to be worthwhile investments for our clients.

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by:
OpCap Advisors
New York, New York

1.  The Morningstar Large Value Average, as of August 31, 2003, consisted of 912 mutual funds comprised of large market capitalization value stocks.  Investors may not invest in the Average directly.

2.  The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios.  This unmanaged Index contains stocks with lower price-to-book ratios and is market capitalization weighted.  The S&P/Barra Value Index does not include fees and expenses, and investors may not invest directly in the Index.

                .

Past performance is not predictive of future performance. The return shown does not reflect the deduction of taxes that a shareholder would pay on   fund distributions or on the redemptions of the fund shares.

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by:
Harris Bretall Sullivan & Smith, L.L.C.
San Francisco, California

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2003	Large Capitalization Growth Portfolio (Class I)	Morningstar Large Growth Average[1]	S & P/Barra Growth Index[2]

Inception: 9/1/94 - 8/31/03*	5.7%	8.5%	10.8%

Five Year: 9/1/98 - 8/31/03*	-2.5%	-5.3%	0.3%

One Year: 9/1/02 - 8/31/03	12.0%	17.7%	10.1%

Six Months: 3/1/03 - 8/31/03	22.2%	22.2%	18.0%

*Annualized performance for periods greater than one year

PORTFOLIO ADVISOR COMMENTARY

Throughout most of the 2003 third quarter, continuing economic expansion and higher corporate profits pushed stock prices higher, while the overall market advanced from the March 2003 lows.

Corporate profits have continued a trend of upside surprises. Moreover, the quality of earnings has improved materially over the last two years as companies have adopted more conservative accounting policies. Harris Bretall believes that positive earnings reports are likely to continue into next year.

As we begin the final three months of 2003, investors are weighing the evidence for optimism cautiously. During the month of September 2003, a concern arose that the economic recovery might derail when unemployment claims jumped above the 400,000 level and non-farm payroll employment fell 93,000. Additionally, meetings of the G-7 and OPEC ended with announcements that caused the stock market to decline, as the fears of higher interest rates and higher oil prices caused some investors to doubt the current recovery.

While the arguments for caution are not without merit, Harris Bretall believes that the economy remains on a very sustainable growth path. Going forward, we expect that U.S. Gross Domestic Product (“GDP”) will expand at a 3% to 4% level for the next year, which should allow corporate profits to continue to expand and capital spending to build. We believe that the benefits of a slightly weaker currency out-weigh the costs; indeed, a weaker U.S. Dollar should help boost the U.S. economy as it improves the competitive position of U.S. companies both here and abroad. In 1985, when the trade-weighted dollar declined approximately 30%, the U.S. stock market performed very well. Finally, the talk from OPEC of cutting production should not result in a significant enough rise in energy prices to materially affect economic growth.

After a strong move in stock prices, it is normal for investors to question valuations and future growth prospects. This normal level of nervousness typically keeps expectations modest and provides the opportunity for positive surprises during subsequent quarters. We remain encouraged because it is under these conditions, historically, that growth stocks, and Harris Bretall's portfolio in particular, usually do very well. We believe that: stock prices remain attractive; monetary and fiscal policy support continued economic expansion; corporate profits are nearing record levels; and worldwide GDP is expanding. Given these macro trends, Harris Bretall manages a portfolio that emphasizes growth in earnings, leveraged by an expanding economy. We expect such a portfolio will provide investors with an attractive return over the quarters ahead.

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by:
Harris Bretall Sullivan & Smith, L.L.C.
San Francisco, California

1.  The Morningstar Large Growth Average, as of August 31, 2003, consisted of 1,233 mutual funds comprised of large market capitalization growth stocks.

      Investors may not invest in the Average directly.

2.  The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios.  This unmanaged Index contains stocks with higher price-to-book ratios and is market capitalization weighted.  The S&P/Barra Growth Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

MID CAPITALIZATION PORTFOLIO

Advised by:
Caterpillar Investment Management Ltd.
Peoria, Illinois

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2003
	Mid Capitalization Portfolio (Class I)	Morningstar Mid Capitalization Blend Average[1]	Russell Midcap® Index[2]

Inception: 1/07/03 - 8/31/03	20.8%	23.4%	19.1%

Six Months: 3/1/03 - 8/31/03	30.3%	27.8%	28.7%

PORTFOLIO ADVISOR COMMENTARY

With the S&P 500TMIndex up more than 25% from its March 2003 lows, sentiment is improving and money is starting to flow into the stock market again. We believed a year ago and continue to believe that much of the doomsayer pronouncements are more “noise” than constructive advice. While there are a number of reasons we believe the stock market may move higher from this level, we believe the dividend factor is one of the most important and should draw additional money back in to the market, changing the way money is invested in the future. In our opinion, with the turmoil of the last few years, investors are once again getting back to the basics of investing and focusing on total return.

As part of our analysis in managing the Portfolio, we identify companies with dividend policies we believe are likely to enhance shareholder value—those companies able to increase their dividends at a rate faster than the overall market. As these companies surface they should post premium valuations. We believe certain stocks in the consumer discretionary, technology, financials and healthcare sectors are in a position to increase their dividends and support a total-return strategy.

Indeed, much of the Portfolio’s performance in the second quarter of 2003 came from higher beta stocks in the consumer-discretionary and technology sectors of the market. The rebound in technology has been supported by surveys indicating a modest pickup in demand and an expectation of a meaningful pick up in earnings during the second half of 2003 and into 2004. Our analysis suggests that continued upside earnings surprises are more likely than not in these sectors.

In an attempt to capture renewed securities trading and increased revenue in asset management we added several new companies to the Portfolio during the year. We added a position in BISYS Group, a provider of administrative, transaction, and distribution services to mutual fund and insurance companies. We also added T. Rowe Price, an asset management firm, and The Chicago Mercantile Exchange.

Furthermore, higher-beta stocks seem to be working for now, but we will continue to trade into better value opportunities as high-beta stocks meet our valuation targets. We believe the stock market is signaling that it wants to go higher. As we have experienced in the past, as the market swings from fear to greed, momentum can take it much higher than reasonable valuations would indicate. As our investment process of relative valuation raises red flags, we will determine what is driving the performance of the market and individual stocks and make adjustments accordingly.

1. The Morningstar Mid Capitalization Blend Average, as of August 31, 2003, consisted of 329 mutual funds comprised of mid market capitalization stocks.  Investors may not invest in the Average directly.  The inception total return shown for this Average is from 1/1/03 – 8/31/03.

2. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.  As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion.  The Index had a total market capitalization range of approximately $10.8 billion to $1.3 billion.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.  The inception total return shown for this Index is from 1/10/03 – 8/31/03.

                .

Past performance is not predictive of future performance.  The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SMALL CAPITALIZATION PORTFOLIO

Advised by:
Fox Asset Management LLC
Little Silver, New Jersey

Objective: the Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2003	Small Capitalization Portfolio (Class I)	Morningstar Small Blend Average[1]	Russell 2000 Index[2]

Inception: 9/1/94 - 8/31/03*	10.0%	11.8%	9.2%

Five Year: 9/1/98 - 8/31/03*	15.4%	12.5%	9.5%

One Year: 9/1/02 - 8/31/03	20.0%	22.9%	29.1%

Six Months: 3/1/03 - 8/31/03	27.3%	34.3%	38.9%

*Annualized performance for periods greater than one year

PORTFOLIO ADVISOR COMMENTARY

The Saratoga Advantage Trust Small Capitalization Portfolio provided positive returns for the fiscal year ended August 31, 2003.  At this juncture, we believe that the equity markets, in general, and the small-cap market, in particular, have gotten a bit ahead of themselves, as speculation continues to positively impact the broad indices.

While there is no doubt that monetary and fiscal policies have conspired to provide a favorable underpinning to stocks, we question the premise that fundamentals justify the valuations of certain market sectors.  Investors have favored lower-quality companies over those of the higher-quality ilk for most of the past year.  Belief that certain low-priced companies, sporting high valuations and debt-heavy balance sheets, likely will survive has prompted traders and speculators to run their stock prices higher.  This phenomenon characterizes both the early stages of market recoveries and bear market rallies, the latter of which are often mistaken for the former.  In either case, market leadership by expensive, higher-risk stocks is typically not sustainable, and the market usually regains its appreciation of higher-quality companies that, by this time, offer even more attractive valuations.  Importantly, this low-quality phenomenon typically lasts for months, not years, and we expect the pendulum likely will begin to swing the other way in the near term.

Although productivity gains, rising wages and low interest rates provide a positive market backdrop, continuing job losses and increasing government and household debt dampen our enthusiasm.  As such, we continue to assume a moderately conservative position.  While we have considerable exposure to companies whose fortunes are more closely tied to an accelerating economy, we are maintaining portfolio balance with our defensive holdings.

SMALL CAPITALIZATION PORTFOLIO

Advised by:
Fox Asset Management LLC
Little Silver, New Jersey

1.  The Morningstar Small Blend Average, as of August 31, 2003, consisted of 355 mutual funds comprised of small market capitalization stocks.   Investors

     may not invest in the Average directly.

2.  The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index.

     The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization.

     The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market.  The Russell 2000 Index is an unmanaged index which does not include fees and expenses,

     and whose performance reflects reinvested dividends.  Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INTERNATIONAL EQUITY PORTFOLIO

Advised by:
Pictet International Management Limited
London, England

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2003	International Equity Portfolio (Class I)	MSCI EAFE® Index (U.S. Dollars)[1]

Inception: 9/1/94 - 8/31/03*	-1.8%	3.0%

Five Year: 9/1/98 - 8/31/03*	-5.6%	0.2%

One Year: 9/1/02 - 8/31/03	2.3%	10.6%

Six Months: 3/1/03 - 8/31/03	16.8%	24.3%

*Annualized performance for periods greater than one year

PORTFOLIO ADVISOR COMMENTARY

The downward trend of markets in 2002 re-established itself in September 2003 reflecting mounting concerns regarding the health of the global economy and the outlook for corporate profit growth. A larger than expected interest rate cut by the U.S. Federal Reserve gave investors a source of optimism, this,  supported by a mild pick up in merger and acquisition activity, allowed the markets to rebound briefly in October and November of 2002, before the falling dollar dampened sentiment.

The first quarter of 2003 was dominated by the anticipation and commencement of military conflict in Iraq, and mounting concerns over the prospects for economic and corporate earnings growth. The topic of  accounting scandals returned to the fore-front of investors minds with the revelation from the Dutch food retailer, Ahold, that profitability had been over stated for the past two years by more than $500 million. The weakness of stock markets in 2002 also brought pension under-funding issues into the spotlight, with U.K. markets performing particularly poorly as a result.

The ‘end’ of the war in Iraq in May brought a sharp rally to the markets which has since sustained steady growth and moved back into positive territory for the year. Further monetary easing by Central banks in the U.S. and Europe, combined with higher levels of corporate activity and better than expected reporting seasons should help support markets for the rest of the year. Economic data remains mixed with monthly surveys swinging heavily between positives and negatives, particularly in Germany. However the U.K. and U.S. appear to be reviving, and data from Asia and Japan looks extremely buoyant.

We continue to favor investments in Asia, which we believe is the most geared region to global economic recovery, particularly in electronics and technology where orders are strong. We remain underweight Japan, while we await the extent of government reforms. In Europe we maintain a bias towards Industrial and Insurance stocks ahead of the next earnings reporting season, when we expect to see a return to corporate capital expenditure and underlying demand growth.

INTERNATIONAL EQUITY PORTFOLIO

Advised by:
Pictet International Management Limited
London, England

MSCI EAFE®Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of April 2002 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This unmanaged Index does not include fees and expenses, and investors may not invest in the Index directly.

    Past performance is not predictive of future performance. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by:
UBS Global Asset Management (Americas) Inc.
Chicago, Illinois

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Period Ended August 31, 2003	Health & Biotechnology Portfolio (Class I)	MSCI World Healthcare Index[1]	S & P 500TM Index[2]

Inception: 1/28/03 - 8/31/03	3.7%	6.3%	19.1%

Six Months: 3/1/03 - 8/31/03	6.1%	9.4%	20.9%

PORTFOLIO ADVISOR COMMENTARY

During the third quarter of 2003, global stocks continued their upward trend, with a strong speculative undercurrent driving the markets. While speculative shares traditionally rise with an economic and market recovery, in the past, higher quality stocks have held their own. Against this backdrop, the traditionally defensive pharmaceutical sector has been battered by investor nervousness over regulatory issues, MediCare reform in the U.S., as well as company-specific issues.

Driven mostly by stock-specific considerations, the Saratoga Portfolio remains meaningfully overweighted in pharmaceutical stocks, and has a small overweight in biotechnology. By contrast, it is underweighted in the healthcare equipment and services subsectors.

IMS, a healthcare market research company, reported the U.S. pharmaceutical market is on track for double-digit sales growth in 2003. Sales growth was 12 percent in 2002 and 17 percent in 2000. While generic launches have had an impact, there has been improvement in the industry pipeline in quantitative and qualitative terms.

We believe that the fundamentals for the healthcare sector remain convincing due to demographic trends and inelastic demand, as well as new products that will come to the market. We expect additional key drug approvals this year which should drive the top-line growth. There are also improvements in existing drugs using new delivery methodologies and devices, further strenthening the sector.

1. The MSCI World Healthcare Index is a free float-adjusted market capitalization index that is designed to measure global developed healthcare equity performance. As of April 2003 the MSCI World Healthcare Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses. The inception total return shown for this Index is from 1/31/03 – 8/31/03.

The S&P 500TM Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.  The inception total return shown for this Index is from 1/31/03 – 8/31/03.

Past performance is not predictive of future performance.  The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

  TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by:
Columbus Circle Investors
Stamford, Connecticut

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2003	Technology & Communications Portfolio (Class I)	Lipper Science & Technology Funds Index[1]	S&P 500TM Index[2]

Inception: 1/07/03 - 8/31/03	20.3%	25.1%	9.9%

Six Months: 3/1/03 - 8/31/03	32.9%	38.8%	20.9%

PORTFOLIO ADVISOR COMMENTARY

Third quarter 2003 results fulfilled investor’s expectations of strong returns based on evidence of a sustainable economic recovery.  While investors still look forward to seeing the companies’ actual earnings reports, stock prices continued their forceful upward march.  Once again, it was the secondary and tertiary quality technology names that saw outsized gains as many of these issues had been left for dead during the bear market due to a general lack of improving fundamentals.

As we look ahead, we enter the strongest seasonal period for Information Technology (“IT”) spending, as the fourth quarter traditionally brings some budget flush spending as IT managers must “use it or lose it.”  We continue to own the highest quality names, where fundamentals are visibly improving on a company specific level, and stand to capture the “upside” from the economic recovery.  The benefits from the cost cutting and operating efficiencies undertaken by technology companies over the past year are beginning to emerge.  We believe our bottom-up fundamental momentum and surprise discipline remains an exceptional way to participate in innovative companies that are executing on their business models and now have the wind at their backs. We expect that corporate purse strings and IT spending will come back to health in conjunction with the improved macro environment.  The Saratoga Portfolio possess a high degree of leverage to a resurgent IT spending environment.

The Lipper Science and Technology Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc. Investors may not invest in the Index; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.  The inception total return shown for this Index is from 1/10/03 – 8/31/03.

The S&P 500TM Index is an unmanaged index. Index returns assume reinvestment of dividends.  Investors may not invest in the Index; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.  The inception total return shown for this Index is from 1/10/03 – 8/31/03.

    Past performance is not predictive of future performance. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by:
Caterpillar Investment Management Ltd.
Peoria, Illinois

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2003	Energy & Basic Materials Portfolio (Class I)	Lipper Natural Resources Funds Index[1]	S&P 500TM Index[2]

Inception: 1/07/03 - 8/31/03	8.7%	12.7%	9.9%

Six Months: 3/1/03 - 8/31/03	12.4%	11.0%	20.9%

PORTFOLIO ADVISOR COMMENTARY

We believe global macro economic conditions are gradually improving, setting the stage for an extended cycle of rising commodity prices. In general we believe the combination of modest supply growth, growing demand and well-managed inventories will support a gradual reflation environment. Early supporting evidence includes higher gold and industrial metal prices in the third quarter of 2003. Gold futures touched a seven-year high during the quarter and nickel and copper prices rebounded.

During the third quarter of 2003, we reallocated a portion of the Portfolio’s assets to the paper and forest products sector. This sector posted strong performance, as did the metals and mining stocks. Oriented-strand board (used in construction) prices reached an all-time high during the third quarter of 2003, increasing by 200% from the beginning of the year. Plywood prices also trended strongly upward, and reached new highs. While there may be a modest seasonal price correction, we maintain a positive long-term view on wood product-oriented companies for the rest of 2003 and for 2004.  Louisiana Pacific was added to the Portfolio during the third quarter of 2003. Smurfit-Stone Container was also added in anticipation of a meaningful pickup in containerboard demand as the economy continues to improve.

The integrated oil sector was reduced to reallocate assets to the basic materials sector. The Portfolio mix has changed from the second quarter of 2003 to approximately a 50/50 mix of energy and basic materials.

The Lipper Natural Resources Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is complied by Lipper, Inc.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.  The inception total return shown for this Index is from 1/10/03 – 8/31/03.

The S&P 500TM Index is an unmanaged index. Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.  The inception total return shown for this Index is from 1/10/03 – 8/31/03.

Past performance is not predictive of future performance. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

FINANCIAL SERVICES PORTFOLIO

Advised by:
Harris Bretall Sullivan & Smith, L.L.C.
San Francisco, California

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2003	Financial Services Portfolio (Class I)	Lipper Financial Services Sector Index[1]	S & P 500TM Index[2]

Inception: 1/07/03 - 8/31/03	11.2%	11.0%	9.9%

Six Months: 3/1/03 - 8/31/03	26.5%	22.2%	20.9%

PORTFOLIO ADVISOR COMMENTARY

What a difference a year makes!  Most major U.S. stock indexes rose more than 20% over the last year, led by 5 to 6 quarters of rising earnings, materially improved earnings quality, Gross Domestic Product growth and stimulative fiscal (government spending) and monetary (lower interest rates) policies.  It took several quarters of improved fundamentals before stock prices moved convincingly from their bottoms, as it was difficult to find buyers after the stock market declined so steeply over the last three years.

We believe that stocks went from being very inexpensive earlier this year to slightly undervalued.  We expect the primary driver of stock-price increases for the next year will move from rising earnings and more appropriate valuations to a focus on rising earnings.  We are optimistic that earnings will continue to rise at double-digit rates and therefore stocks should rise more than 10% over the next year.

Within this backdrop, we have positioned the Saratoga Portfolio to capitalize on a number of financial services themes.  These themes are: rising interest rates and stock market (brokerage company profits are now rising), mergers & acquisitions recovery (2002 deal value to market value was the lowest since 1980), demographics (peak savers in the 45-64 year old group are projected to rise from 21% to 27% of the population by 2012), rising home ownership (68% of Americans currently own their homes), increased use of credit and debit cards (60% of retail transactions are still paid for by check) and rising insurance prices (prices have been rising for only 3 years up after 12 consecutive declines).

When attempting to capitalize on themes, we take great care to invest in companies which are leaders in their fields, evidenced by the strong companies in the Portfolio.  The Portfolio is also attractive on a valuation basis, relative to the broader market and our benchmark.  The Portfolio’s 13.0 price/earnings ratio on 2004 estimated earnings per share is low relative to consensus long-term growth estimates of 14%. Portfolio adjustments made since January 1, 2003 include additions to holdings in brokerage, credit card, trust bank and insurance brokerage sectors, and reductions in insurance underwriting, processing and interest rate sensitive sectors.  The Portfolio is concentrated in companies in which we have strong confidence, and in industries that should benefit from an improving economy, including capital market sensitive segments such as asset management, securities processing and brokerage.

The Lipper Financial Services Sector Index, is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc.  Investors may not invest in the Index directly, unlike the Portfolio’s returns, the Index does not reflect any fees or expenses. The inception total return shown for this Index is from 1/10/03 – 8/31/03.

2. The S&P 500TM Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.  The inception total return shown for this Index is from 1/10/03 – 8/31/03.

Past performance is not predictive of future performance. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT QUALITY BOND PORTFOLIO

Advised by:
Fox Asset Management LLC
Little Silver, New Jersey

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Period Ended August 31, 2003	Investment Quality Bond Portfolio (Class I)	Lipper Short- Intermediate Investment Grade Debt Funds Index[1]	Lehman Intermediate Government/ Credit Bond Index[2]

Inception: 9/1/94 – 8/31/03*	6.0%	6.3%	7.2%

Five Year: 9/1/98 – 8/31/03*	5.8%	5.7%	6.7%

One Year: 9/1/02 - 8/31/03	3.4%	4.4%	5.3%

Six Months: 3/1/03 - 8/31/03	-0.04%	0.3%	0.3%

*Annualized performance for periods greater than one year

PORTFOLIO ADVISOR COMMENTARY

In the annual period ended August 31, 2003, the Portfolio distributed dividends of $0.30 per share.  In addition, the Saratoga Investment Quality Bond Portfolio achieved positive results for the fiscal year ended August 31, 2003.

Investments in the Portfolio are normally divided approximately evenly between U.S. Treasury, U.S. Government Agency and Corporate securities.  Due to the yield advantage available in Corporate securities, there is greater emphasis on Corporate bond holdings in the Portfolio at this time.  We are also investing in Treasury Inflation Protected Securities because of their yield advantage and as a hedge against the potential for an increase in inflation.

Fox Asset Management will continue to focus on those instruments that offer improving credit quality and liquidity.  Fox is maintaining a conservative investment posture with an average maturity of 4.2 years, and an average duration of 3.0 years in the Portfolio.

Other Portfolio statistics as of August 31, 2003 are as follows:  Average yield-to-maturity was 2.5%, average coupon was 5.6% and the average Moody’s Rating was Aa3.

INVESTMENT QUALITY BOND PORTFOLIO

Advised by:
Fox Asset Management LLC
Little Silver, New Jersey

1.   The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Investors may not invest directly in the Index.

2. The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Government/Credit Bond Index that have          maturities between 1 and 9.99 years.  The Lehman Government/Credit Bond Index consists of approximately 5,400 issues.  The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity.  The Lehman Index is an unmanaged index which does not include fees and expenses.  Investors may not invest directly in the Index.

Past performance is not predictive of future performance. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

  MUNICIPAL BOND PORTFOLIO

Advised by:
OpCap Advisors
New York, New York

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Period Ended August 31, 2003	Municipal Bond Portfolio (Class I)	Lipper General Municipal Debt Funds Index[1]	Lehman Municipal Bond Index[2]

Inception: 9/1/94 - 8/31/03*	4.9%	5.7%	6.5%

Five Year: 9/1/98 - 8/31/03*	3.7%	4.2%	5.3%

One Year: 9/1/02 - 8/31/03	1.3%	2.6%	3.1%

Six Months: 3/1/03 - 8/31/03	-1.3%	-0.2%	-0.2%

*Annualized performance for periods greater than one year

PORTFOLIO ADVISOR COMMENTARY

Municipal bonds provided attractive after-tax yields and modestly positive total returns in the fiscal year ended August 31, 2003. Bond prices trended somewhat higher for most of the year. However, the market sold off in July 2003, reflecting investor concerns about the impact of an improving economy and disappointment that the Federal Reserve reduced short-term interest rates by one-quarter percentage point rather than the hoped-for one-half percentage point. Bond prices typically move inversely to interest rates. By late August, the bond market appeared to have stabilized.

The Portfolio invests in those sector, maturity and quality groups of the municipal bond market that we believe offer the best relative value – that is, the highest yield at the lowest price with the least amount of risk. At fiscal year-end, more than three-quarters of the bonds owned by the Portfolio carried the highest rating, triple-A. In particular, we own many triple-A bonds that are insured, since insurance is not only inexpensive but also provides an extra layer of protection of principal. In addition, we continue to emphasize portfolio diversity to control risk, with sizable investments in the general obligation, housing, and health and hospital sectors.

MUNICIPAL BOND PORTFOLIO

Advised by:
OpCap Advisors
New York, New York

1.  The  Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Investors may not invest directly in the Index.

2.  The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market.  The bonds selected for the index have the following characteristics:  a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year.  The Lehman Index is an unmanaged index which does not include fees and expenses.  Investors may not invest directly in the Index.

Past performance is not predictive of future performance. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by:
Sterling Capital Management
Charlotte, North Carolina

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compound Yield	U.S. Government Money Market Portfolio (Class I)	90 Day T-Bills Average Discount Yield

8/31/03	0.03%	0.95%

Total Aggregate Return for the Period Ended August 31, 2003	U.S. Government Money Market Portfolio (Class I)	Lipper U.S. Treasury Money Market Index[1]	90 Day T-Bills

Inception: 9/1/94 - 8/31/03*	3.8%	4.0%	4.5%

Five Year: 9/1/98 - 8/31/03*	3.1%	3.3%	3.7%

One Year: 9/1/02 - 8/31/03	0.1%	0.7%	1.2%

Six Months: 3/1/03 - 8/31/03
	0.01%	0.3%	0.5%

*Annualized performance for periods greater than one year

PORTFOLIO ADVISOR COMMENTARY

By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio’s yield while maintaining a constant net asset value of $1.00 per share.

The Portfolio was invested primarily in U.S. Government Agency notes as of August 31, 2003.  The average dollar-weighted Portfolio maturity was 75 days compared with a maximum allowable maturity of 90 days.  During the last six months, the average dollar-weighted maturity was 71 days.

In May the Fed released commentary to the markets that led participants to believe they were becoming increasingly concerned about the prospect for deflation.  This drove rates to unsustainably low levels (the lowest in four decades) in May.  In June, the Federal Reserve lowered the short term rate by 0.25% to 1.0%.  After stronger economic numbers in June the Fed in its July commentary to the market clarified that its concern was about disinflation. This reversal by the Fed along with noticeably stronger economic data (partially related to fiscal stimulus in the form of tax cuts) contributed to a historically steep yield curve.  Recent Fed pronouncements make it clear in our view that the Fed has no intention of raising short-term interest rates in the foreseeable future.  We believe they will remain on hold for at least the remainder of 2003 and possibly well into 2004.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1. The Lipper U.S. Treasury Money Market Funds Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days.  These funds intend to keep a constant net asset value.

    Past performance is not predictive of future performance. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

August 31, 2003
SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO

Shares			Value
	Common Stocks (99.17%):
	Advertising Agencies (1.23%):
9,700	Omnicom Group, Inc.		$ 757,570

	Aerospace & Defense (1.42%):
10,100	General Dynamics Corp.		869,711

	Banks (6.20%):
43,600	Bank of New York Co., Inc.		1,282,712
21,200	Bank One Corp.		836,764
33,700	Wells Fargo & Co.		1,689,718
			3,809,194

	Communications Equipment (1.11%):
35,700	Cisco Systems, Inc. *		683,655

	Computers & Peripherals (1.86%):
89,800	EMC Corp. *		1,144,950

	Diversified Financials (16.06%):
68,400	Citigroup, Inc.		2,965,140
19,300	Fannie Mae		1,250,447
52,200	Freddie Mac		2,774,430
25,500	J.P. Morgan Chase & Co.		872,610
11,100	Merrill Lynch & Co.		596,958
16,600	Morgan Stanley		809,914
15,400	Washington Mutual, Inc.		600,292
			9,869,791

	Diversified Telecommunication Services (4.04%):
19,600	Alltel Corp.		897,680
4,700	SBC Communications, Inc.		105,703
41,900	Verizon Communications, Inc.		1,479,908
			2,483,291

	Electric Utilities (3.23%):
33,700	Exelon Corp.		1,984,930

	Energy Equipment & Services (0.72%):
11,000	Nabors Industries, Ltd. *		441,650

	Food & Drug Retailing (3.48%):
26,800	Kraft Foods, Inc.		795,960
69,900	Kroger Co. *		1,342,779
			2,138,739

August 31, 2003
SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Continued)

Shares			Value
	Gas Utilities (0.98%):
31,000	NiSource, Inc.		$ 599,540

	Healthcare Providers & Services (3.61%):
36,600	McKesson Corp.		1,198,284
811	Medco Health Solutions, Inc. *		21,655
26,800	Tenet Healthcare Corp. *		430,140
7,300	WellPoint Health Network, Inc. *		569,400
			2,219,479

	Hotels, Restaurants & Leisure (3.45%):
32,900	Carnival Corp.		1,138,011
24,100	Marriott International, Inc., Class A		984,003
			2,122,014

	Household/Personal Products (2.60%):
36,300	Gillette Co.		1,178,298
4,800	Procter & Gamble Co.		418,992
			1,597,290

	Industrial Conglomerates (1.03%):
21,425	General Electric Co.		633,537

	Insurance (6.09%):
18,700	Aflac, Inc.		598,587
21,600	American International Group, Inc.		1,286,712
49,300	Unumprovident Corp.		695,130
15,300	XL Capital Ltd., Class A		1,158,975
			3,739,404

	IT Consulting & Services (2.17%):
61,000	Electronic Data Systems Corp.		1,331,630

	Machinery (0.81%):
6,900	Caterpillar, Inc.		495,627

	Manufacturing (1.09%):
4,700	3M Corp.		669,609

	Media (6.81%):
38,400	AOL Time Warner, Inc. *		628,224
26,000	Clear Channel Communications, Inc. *		1,173,120
113,800	General Motors Corp., Class H *		1,700,172
33,200	Walt Disney Co.		680,600
			4,182,116

	Steels, Metals & Mining (6.20%):
63,000	Alcan, Inc.		2,291,310
7,900	Alcoa, Inc.		225,624
25,000	Inco, Ltd. *		630,250
12,900	Nucor Corp.		663,189
			3,810,373
August 31, 2003
SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Continued)

Shares			Value
	Oil & Gas (5.86%):
43,000	BP Plc. - ADR		$ 1,793,960
32,400	Conocophillips		1,809,216
			3,603,176

	Paper & Related Products (2.19%):
33,200	International Paper Co.		1,346,260

	Pharmaceuticals (4.86%):
6,725	Merck & Co., Inc.		338,402
45,000	Pfizer Inc.		1,346,400
24,900	Sanofi - Synthelabo SA - ADR		701,682
14,000	Wyeth		599,900
			2,986,384

	Retail (9.40%):
99,000	Dollar General Corp.		2,270,070
63,700	Office Depot, Inc. *		1,161,888
26,300	Sears Roebuck & Co.		1,157,726
29,300	Target Corp.		1,189,580
			5,779,264

	Road & Rail (0.91%):
9,200	Union Pacific Corp.		560,648

	Semiconductor Equipment & Products (0.28%):
5,950	Intel Corp.		170,289

	Waste Disposition (1.48%):
34,300	Waste Management, Inc.		912,723

	Total Common Stocks (Cost $54,781,814)		60,942,844

	Short-Term Investments (0.03%):
16,411	BNY Hamilton Fund (Cost $16,411)		16,411

	TOTAL INVESTMENTS (Cost $54,798,225)	99.20%	$ 60,959,255

	Other assets in excess of liabilities	0.80%	491,596

	TOTAL NET ASSETS	100.00%	$ 61,450,851

Percentages indicated are based upon total net assets of $61,450,851.

* Non-income producing securities.

August 31, 2003
SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO

Shares			Value
	Common Stocks (98.66%):
	Beverages (3.62%):
15,000	Anheuser - Busch Co., Inc.		$ 773,100
18,000	PepsiCo, Inc.		801,720
			1,574,820

	Biomedical (1.64%):
9,000	Genentech, Inc. *		714,600

	Computer Hardware (3.15%):
42,000	Dell Computer Corp. *		1,370,460

	Computer Software (8.23%):
17,500	Intuit, Inc. *		793,100
67,000	Microsoft Corp.		1,776,840
30,200	Oracle Corp. *		385,956
18,000	Veritas Software Corp. *		620,640
			3,576,536

	Cosmetics/Toiletries (1.81%):
9,000	Procter & Gamble Co.		785,610

	Financial Services (4.68%):
23,500	Citigroup, Inc.		1,018,725
11,500	Goldman Sachs Group, Inc.		1,017,635
			2,036,360

	Hotels, Motels & Travel Services (3.90%):
86,000	Hilton Hotels Corp.		1,314,080
16,900	Sabre Holdings Corp.		382,278
			1,696,358

	Human Resources (1.18%):
23,000	Robert Half International, Inc. *		511,520

	Insurance (2.06%):
7,500	American International Group, Inc.		446,775
9,000	Marsh & McLennan Cos., Inc.		450,000
			896,775

	Integrated Circuits (2.27%):
13,000	Linear Technology Corp.		535,860
10,000	Maxim Integrated Products, Inc.		449,100
			984,960

	Manufacturing (8.05%):
73,000	General Electric Co.		2,158,610
6,700	Illinois Tool Works, Inc.		484,343
6,000	3M Corp.		854,820
			3,497,773

August 31, 2003
SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Continued)

Shares			Value
	Medical Products & Services (11.09%):
18,500	Abbott Laboratories		$ 745,550
16,000	Amgen, Inc. *		1,054,400
23,000	Becton Dickinson & Co.		840,420
25,000	Medtronic, Inc.		1,239,500
19,000	UnitedHealth Group, Inc.		939,170
			4,819,040

	Multimedia (4.46%):
20,000	Clear Channel Communications, Inc. *		902,400
23,000	Viacom, Inc. Class B		1,035,000
			1,937,400

	Networking Products (3.00%):
68,000	Cisco Systems, Inc. *		1,302,200

	Pharmaceuticals (7.83%):
21,000	Johnson & Johnson		1,041,180
1,749	Medco Health Solution, Inc. *		46,690
14,500	Merck & Co., Inc.		729,640
53,000	Pfizer, Inc.		1,585,760
			3,403,270

	Restaurants (2.55%):
39,000	Starbucks Corp. *		1,109,160

	Retail (13.53%):
15,000	Bed Bath & Beyond, Inc. *		645,450
24,500	Best Buy, Inc. *		1,274,245
25,000	Costco Wholesale Corp. *		802,250
14,000	Kohls Corp. *		885,500
24,000	Target Corp.		974,400
22,000	Wal Mart Stores, Inc.		1,301,740
			5,883,585

	Semiconductor (10.77%):
64,000	Applied Materials, Inc. *		1,382,400
79,000	Intel Corp.		2,260,980
26,000	Novellus Systems, Inc. *		1,038,960
			4,682,340

	Shipping/Transportation (1.88%):
13,000	United Parcel Service, Inc., Class B		815,880

August 31, 2003
SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Continued)

Shares			Value
	Telecommunications (2.96%):
30,000	UTStarcom, Inc. *		$ 1,288,800

	Total Common Stocks (Cost $38,642,011)		42,887,447

	Short - Term Investments (1.47%):
641,449	BNY Hamilton Fund (Cost $641,449)		641,449

	TOTAL INVESTMENTS (Cost $39,283,460)	100.13%	$ 43,528,896

	Liabilities in excess of other assets	(0.13%)	(56,831)

	TOTAL NET ASSETS	100.00%	$ 43,472,065

Percentages indicated are based upon total net assets of $43,472,065.

* Non-income producing securities.

August 31, 2003
SCHEDULES OF INVESTMENTS
MID CAP PORTFOLIO

Shares			Value
	Common Stocks (94.45%):
	Advertising Agencies (0.62%):
7,000	Valassis Communications, Inc. *		$ 205,660

	Agriculture - Fish & Ranch (1.00%):
11,000	Bunge Ltd. +		332,860

	Auto Parts - Original Equipment (1.43%):
6,700	BorgWarner, Inc.		477,174

	Banks (5.48%):
7,200	Commerce Bankshares, Inc.		312,336
15,900	Compass Bancshares, Inc.		546,642
19,400	Greater Bay Bancorp +		399,058
10,100	Zions Bancorporation		562,570
			1,820,606

	Building Materials (1.33%):
17,800	Masco Corp.		441,262

	Chemicals (1.98%):
12,700	Engelhard Corp.		356,489
26,900	Hercules, Inc. *		301,280
			657,769

	Computer Services, Software & Systems (5.29%):
21,400	Check Point Software Technologies Ltd +		373,858
24,000	Citrix Systems, Inc. *		494,160
13,500	Imation Corp.		485,325
14,000	Reynolds and Reynolds Co. - Class A		406,700
			1,760,043

	Coal (1.14%)
12,000	Peabody Energy Corp.		379,800

	Computer Technology (1.40%):
8,700	Zebra Technologies Corp. - Class A *		466,494

	Consumer Electronics (0.58%):
15,000	Activision, Inc. *		193,650

	Drug & Grocery Store Chains (3.68%):
25,000	CVS Corp.		815,000
16,900	SUPERVALU, Inc.		407,290
			1,222,290

	Drugs & Pharmaceuticals (3.40%):
15,100	Charles River Laboratories		539,825
29,800	IVAX Corp. *		590,040
			1,129,865
August 31, 2003
SCHEDULES OF INVESTMENTS
MID CAP PORTFOLIO (Continued)

Shares			Value
	Electronic Equipment & Components (1.73%):
11,300	Cooper Industries, Ltd.		$ 575,057

	Electronics - Semiconductors/Components (4.81%):
38,000	Flextronics International Ltd. *		512,620
16,000	International Rectifier Corp. *		665,440
14,400	Intersil Corp. - Class A *		419,472
			1,597,532

	Finance Companies (1.57%):
9,800	Capital One Financial Corp.		523,320

	Financial Miscellaneous (2.46%):
6,100	Chicago Mercantile Exchange +		429,379
6,900	MBIA, Inc.		389,574
			818,953

	Financial Data Processing Services (3.87%):
28,100	Bisys Group, Inc.		515,635
19,800	Fiserv, Inc. *		769,230
			1,284,865

	Forest Products (1.91%):
23,500	Georgia-Pacific Corp.		544,495
7,000	Lousiana-Pacific Corp.		92,050
			636,545

	Health Care Services (3.60%):
8,900	Anthem, Inc. *		651,480
16,600	McKesson Corp.		543,484
			1,194,964

	Identification Control & Filter Devices (2.71%):
16,200	Pall Corp.		405,000
11,600	Roper Industries, Inc.		495,088
			900,088

	Insurance - Multi Line (4.81%):
18,000	Lincoln National Corp.		637,560
9,400	PartnerRe Ltd.		469,624
16,900	Protective Life Corp.		491,621
			1,598,805
	Insurance - Property & Casualty (1.23%):
12,700	ACE Ltd.		408,940

	Investment Management (1.54%):
12,000	T. Rowe Price Group, Inc.		510,000

	Machinery - Oil Well Equipment & Services (0.75%):
10,000	Global SantaFe Corp.		248,000
August 31, 2003
SCHEDULES OF INVESTMENTS
MID CAP PORTFOLIO (Continued)

Shares			Value
	Medical & Dental Instruments & Supplies (3.82%):
8,000	Biomet, Inc.		$ 237,840
5,700	Guidant Corp. *		286,140
14,400	Zimmer Holdings, Inc.		745,056
			1,269,036

	Multi-Sectors Companies (3.51%):
3,700	Johnson Controls, Inc.		366,300
16,200	SPX Corp. *		799,470
			1,165,770

	Oil - Crude Producers (2.95%):
10,200	Anadarko Petroleum Corp.		443,700
7,770	Apache Corp.		535,975
			979,675

	Oil - Integrated Domestic (0.83%):
8,000	Occidental Petroleum Corp.		274,640

	Publishing - Newspapers (1.35%):
11,400	Lee Enterprises, Inc.		447,336

	Radio & TV Broadcasters (0.97%):
10,000	Westwood One, Inc.		321,000

	Real Estate Investment Trusts (REITs) (2.21%):
14,600	Arden Realty, Inc.		396,390
14,700	Highwoods Properties, Inc.		337,365
			733,755

	Recreational Vehicles & Boats (2.22%):
14,800	Harley-Davidson, Inc.		737,336

	Restaurants (3.89%):
24,900	Darden Restaurants, Inc.		542,820
33,000	Ruby Tuesday, Inc.		751,410
			1,294,230

	Retail (6.72%):
12,400	Barnes & Noble, Inc. *		324,880
7,300	Best Buy Co., Inc. *		379,673
14,700	Fastenal Co. +		594,320
27,800	Limited, Inc.		471,488
10,200	Michaels Stores, Inc. *		463,590
			2,233,951

	Transportation (0.95%):
11,000	Tidewater, Inc.		315,920

	Textiles Apparel Manufacturers (1.22%):
13,100	Jones Apparel Group, Inc. *		404,659

August 31, 2003
SCHEDULES OF INVESTMENTS
MID CAP PORTFOLIO (Continued)

Shares/
Principal ($)			Value
	Truckers (0.51%):
6,900	Werner Enterprises, Inc.		$ 170,775

	Utilities - Electrical (2.06%):
11,900	Cinergy Corp.		407,218
4,500	FPL Group, Inc.		278,370
			685,588

	Utilities - Telecommunications (2.92%):
9,400	ALLTEL Corp.		430,520
28,000	Nextel Communications Corp. - Class A		539,840
			970,360

	Total Common Stocks (Cost $27,610,570)		31,388,573

	Short - Term Investments (5.65%):
$ 1,877,000	Federal Home Loan Bank, 9/2/03 (Cost $1,876,963)		1,876,963

	TOTAL INVESTMENTS(Cost $29,487,533)	100.10%	$ 33,265,536

	Liabilities in excess of other assets	(0.10%)	(33,461)

	TOTAL NET ASSETS	100.00%	$ 33,232,075

Percentage indicated are based on net assets of $33,232,075.

* Non-income producing securities.
+ All or a portion of the security is on loan (See Note 7).

August 31, 2003
SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO

Shares			Value
	Common Stocks (94.01%):
	Automotive Equipment & Manufacturing (4.41%):
10,200	Borg Warner, Inc.		$ 726,444
8,700	Superior Industries International, Inc.		376,449
			1,102,893

	Chemicals (2.32%):
42,500	RPM, Inc.		579,700

	Collectibles (1.92%):
28,000	RC2, Corp. *		478,800

	Construction (6.90%):
28,000	Granite Construction, Inc.		544,880
27,000	Insituform Technologies, Inc., Class A *		477,630
20,500	Lafarge North America, Inc.		701,920
			1,724,430

	Containers & Packaging (2.87%):
18,300	AptarGroup, Inc.		716,628

	Electrical Products (3.19%):
30,000	Belden, Inc.		550,200
33,000	Cable Design Technologies Corp. *		247,500
			797,700

	Electronic Components (4.13%):
26,500	Bel Fuse, Inc., Class B		707,815
16,000	Technitrol, Inc. *		323,520
			1,031,335

	Energy & Utilities (3.40%):
7,000	NUI Corp.		112,350
23,000	Questar Corp.		737,840
			850,190

	Household Products (5.48%):
26,500	Church & Dwight Co., Inc.		846,675
19,000	Libbey, Inc.		522,690
			1,369,365

	Insurance - Life & Health (2.68%):
23,000	Protective Life Corp.		669,070

	Manufacturing (9.77%):
5,500	Clarcor, Inc.		235,620
47,000	JAKKS Pacific, Inc. *		564,000
22,000	Smith (A.O.) Corp.		789,800
August 31, 2003
SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)

Shares			Value
	Manufacturing (9.77%) (continued):
18,000	Teleflex, Inc.		$ 853,740
			2,443,160

	Medical Products (9.27%):
17,300	CONMED, Inc. *		367,971
11,500	Dentsply International, Inc.		503,125
3,400	Inamed Corp. *		251,056
16,400	Mentor Corp.		379,004
10,400	PolyMedica Corp.		468,208
12,000	West Pharmaceutical Services, Inc .		348,000
			2,317,364

	Oil & Gas (8.95%):
155	Cross Timbers Royalty Trust		3,472
18,000	Newfield Exploration Co. *		707,220
18,500	Piedmont Natural Gas. Co., Inc.		715,950
16,600	Spinnaker Exploration Co. *		368,852
21,000	XTO Energy, Inc.		440,790
			2,236,284

	Pharmacy Services (1.44%):
51,400	MIM Corp. *		359,800

	Real Estate Investment Trusts (1.03%):
7,000	Mack-Cali Realty Corp.		257,600

	Restaurants (6.06%):
14,800	Applebee's International, Inc.		475,672
20,400	CBRL Group, Inc.		711,552
8,500	Outback Steakhouse, Inc.		328,525
			1,515,749

	Retail (9.51%):
28,900	BJ'S Wholesale Club, Inc. *		631,176
12,300	Claires Stores, Inc.		424,965
29,000	Footstar, Inc. *		308,270
36,000	ShopKo Stores, Inc. *		495,720
21,500	Supervalu, Inc.		518,150
			2,378,281

	Scientific & Technical Instruments (1.54%):
18,000	Veeco Instruments, Inc. *		384,300

	Semiconductor (4.40%):
16,500	Actel Corp. *		483,285
14,800	International Rectifier Corp. *		615,532
			1,098,817

August 31, 2003
SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)

Shares/
Principal ($)			Value
	Trucking (4.74%):
29,500	Arkansas Best Corp.		$ 812,430
8,000	Roadway Corp.		374,000
			1,186,430

	Total Common Stocks (Cost $20,174,104)		23,497,896

	Short - Term Investments (7.10%):
$ 1,775,000	Federal Home Loan Bank, 9/2/03 (Cost $1,774,965)		1,774,965

	TOTAL INVESTMENTS (Cost $21,949,069)	101.11%	$ 25,272,861

	Liabilities in excess of other assets	(1.11%)	(278,178)

	TOTAL NET ASSETS	100.00%	$ 24,994,683

Percentages indicated are based upon total net assets of $24,994,683.

* Non-income producing securities.

August 31, 2003
SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO

Shares			Value
	Common Stocks (90.12%):
	AUSTRALIA (3.29%):
	Multimedia (3.29)%:
27,900	News Corp. Ltd., ADR		$ 806,868

	CHINA (1.30%):
	Oil & Gas (1.30%):
8,900	PetroChina Co. Ltd., ADR		318,175

	FRANCE (16.98%):
	Automobiles & Light Trucks (2.48%):
13,300	Peugot Citroen SA, ADR		607,008

	Computer Software (3.57%):
32,400	Business Objects SA, ADR *		875,772

	Insurance (3.08%):
42,500	Axa, ADR		755,650

	Medical Supplies (3.49%):
29,756	L'Air Liquide SA, ADR		854,625

	Oil & Gas (4.36%):
13,875	TotalFinaElf SA, ADR		1,068,514

	TOTAL FRANCE		4,161,569

	GERMANY (5.51%):
	Diversified Manufacturing Operations (2.69%):
10,605	Siemens AG, ADR		660,479

	Electric - Integrated (2.82%):
13,300	E.ON AG, ADR		690,802

	TOTAL GERMANY		1,351,281

	NETHERLANDS (5.18%):
	Insurance (5.18%):
34,200	Aegon NV, ADR		426,132
42,800	ING Groep NV, ADR		844,444
			1,270,576

	TOTAL NETHERLANDS		1,270,576

	JAPAN (15.81%):
	Audio/Video Products (2.00%):
14,910	Sony Corp., ADR		491,284

	Automobiles & Trucks (3.62%):
40,900	Nissan Motor Corp., ADR		887,530

August 31, 2003
SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)

Shares			Value
	JAPAN (15.81%) (continued):
	Banking & Finance (3.26%):
136,267	Mitsubishi Tokyo Financial Group, Inc., ADR		$ 799,887

	Identification Systems/Development (1.80%):
6,427	Secom Co., Ltd., ADR		440,658

	Office Equipment (3.23%):
16,349	Canon, Inc., ADR		792,273

	Telecommunications (1.90%):
20,976	Nippon Telegraphic and Telephone Corp., ADR		465,457

	TOTAL JAPAN		3,877,089

	SPAIN (3.02%):
	Telecommunications (3.02%):
20,841	Telefonica, ADR *		739,856

	SWEDEN (2.70%):
	Automobiles & Trucks (2.70%):
27,200	Volvo AB - Spons. ADR		662,320

	SWITZERLAND (2.01%):
	Pharmaceuticals (2.01%):
13,330	Novartis AG, ADR		492,810

	TAIWAN (4.23%):
	Electronics (2.82%):
26,175	AU Optronics Corp., ADR		354,410
67,716	United MicroElectronics Corp., ADR *		336,548
			690,958
	Semiconductors (1.41%):
29,350	Taiwan Semiconductor Manufacturing Co. Ltd., ADR *		345,743

	TOTAL TAIWAN		1,036,701

August 31, 2003
SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)

Shares/
Principal ($)			Value
	UNITED KINGDOM (30.09%):
	Airlines (2.18%):
17,700	British Airways PLC, ADR *		$ 534,540

	Banking (9.97%):
11,500	Bank of Ireland, ADR		557,750
31,500	Barclays PLC, ADR		931,770
14,830	HSBC Holdings PLC, ADR		953,866
			2,443,386

	Beverages (2.92%):
16,360	Diageo PLC, ADR		715,586

	Medical Products (2.44%):
9,200	Smith & Nephew PLC, ADR		597,724

	Oil & Gas (3.40%):
20,005	BP PLC, ADR		834,609

	Pharmaceuticals (2.32%):
14,638	Glaxosmithkline PLC, ADR		568,394

	Telecommunications (2.84%):
38,040	Vodafone Group PLC, ADR		696,132

	Television (2.06%):
11,900	British Sky Broadcasting Group PLC, ADR *		505,512

	Tobacco (1.96%):
15,100	Imperial Tobacco Group PLC, ADR		481,690

	TOTAL UNITED KINGDOM		7,377,573

	Total Common Stocks (Cost $21,798,851)		22,094,818

	Short - Term Investments (47.88%):
$ 11,738,000	Federal Home Loan Bank, 9/2/03 (Cost $11,737,772)		11,737,772

	TOTAL INVESTMENTS (Cost $33,536,623)	138.00%	$ 33,832,590

	Liabilities in excess of other assets	(38.00)%	(9,316,255)

	TOTAL NET ASSETS	100.00%	$ 24,516,335

Percentages indicated are based upon total net assets of $24,516,335.

* Non-income producing securities.
ADR - American Depositary Receipt

August 31, 2003
SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO

Shares			Value
	Common Stocks (94.05%):
	Biotechnology (10.19%):
47,223	Amgen, Inc. *		$ 3,111,996
63,491	Biomarin Pharmaceutical - Warrants * ++		635
77,553	Celltech Group PLC - ADR *		409,409
34,700	Cephalon, Inc. *		1,538,945
69,902	CSL Ltd.		764,625
44,800	Genzyme Corp. *		2,112,320
			7,937,930

	Diversified Financials (1.08%):
8,300	SPDR Trust Series 1 +		841,952

	Healthcare Equipment & Supplies (10.78%):
93,069	Amersham PLC - ADR		750,781
33,700	Anthem, Inc. *		2,466,840
62,100	Baxter International, Inc.		1,745,010
26,662	Medtronic, Inc.		1,321,902
42,600	UnitedHealth Group, Inc.		2,105,718
			8,390,251

	Pharmaceuticals (72.00%):
32,300	Abbott Laboratories		1,301,690
28,400	Allergan, Inc.		2,256,664
69,640	AstraZeneca PLC - ADR		2,676,720
66,363	Aventis - ADR		3,223,323
158,500	Bristol - Myers Squibb Co.		4,021,145
74,100	Daiichi Pharmaceutical Co., LTD		1,132,965
20,700	Eli Lilly & Co.		1,377,171
214,328	GlaxoSmithkline PLC - ADR		4,091,892
156,900	Johnson & Johnson		7,779,102
6,922	Medco Health Solutions, Inc. *		184,829
57,400	Merck & Co., Inc.		2,888,368
90,760	Novartis AG		3,337,360
287,670	Pfizer, Inc.		8,607,086
34,681	Roche Holding AG		2,655,769
38,311	Sanofi - Synthelabo SA - ADR *		2,153,556
108,900	SICOR Inc. *		2,161,665
49,200	Takeda Chemical Industries, Ltd.		1,779,431
103,600	Wyeth		4,439,260
			56,067,996

	Total Common Stocks(Cost $68,945,387)		73,238,129
August 31, 2003
SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO (Continued)

Shares			Value
	Preferred Stocks (5.92%):
	Biotechnology (5.92%):
318,182	Aderis Pharmaceuticals Series D * ++		$ 3,500,002
401,335	Mitokor Series F * ++		1,075,578
3,333,333	Vitagen, Inc. Series C * ++		33,333
			4,608,913

	Total Preferred Stocks(Cost $10,510,014)		4,608,913

	Short - Term Investments (0.11%):
84,372	BNY Hamilton Fund (Cost $84,372)		84,372

	TOTAL INVESTMENTS(Cost $79,539,773)	100.08%	$ 77,931,414

	Liabilities in excess of other assets	(0.08%)	(63,917)

	TOTAL NET ASSETS	100.00%	$ 77,867,497

Percentages indicated are based on net assets of $77,867,497.

* Non-income producing securities.
+ All or a portion of the security is on loan (See Note 7).
++ Restricted security (See Note 5).

ADR - American Depositary Receipt

August 31, 2003
SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Shares			Value
	Common Stocks (100.50%):
	Consumer Discretionary (5.75%):
28,500	Amazon.com, Inc. * +		$ 1,323,540
62,800	Flextronics International Ltd. *		847,172
			2,170,712

	Healthcare (5.21%):
8,000	Amgen, Inc. *		527,200
9,400	Boston Scientific Corp. *		564,940
11,000	Medtronic, Inc.		545,380
16,500	Visx, Inc.		330,330
			1,967,850

	Industrial (2.08%):
12,000	First Data Corp.		460,800
13,000	Pall Corp.		325,000
			785,800

	Information Technology (81.69%):
16,500	Adobe Systems, Inc.		640,695
24,500	Advanced Fibre Communications, Inc.		570,115
11,500	Affiliated Computer Services, Inc. - Class A		570,515
9,500	Analog Devices, Inc.		389,500
75,000	Applied Materials, Inc. *		1,620,000
38,500	Broadcom Corp. - Class A *		1,051,820
92,000	Cisco Systems, Inc. *		1,761,800
21,000	Citrix Systems, Inc. *		432,390
27,000	CNET Networks, Inc.		227,340
50,000	Dell Computer Corp. *		1,631,500
99,500	EMC Corp. *		1,268,625
53,000	Hewlett - Packard Co.		1,055,760
67,000	Intel Corp.		1,917,540
30,000	Juniper Networks, Inc.		516,600
19,000	Marvell Technology Group Ltd.		801,230
26,000	Mercury Interactive Corp. *		1,141,140
23,500	Microchip Technology, Inc.		658,235
53,000	Micromuse, Inc. *		433,540
56,000	Microsoft Corp.		1,485,120
20,500	NetScreen Technologies, Inc. *		490,565
38,000	Network Appliance, Inc. *		851,580
61,500	Nokia Corp. - ADR		1,001,835
126,000	Oracle Corp. *		1,610,280
40,000	PeopleSoft, Inc. *		724,000
12,000	QUALCOMM, Inc.		495,360
14,500	Scientific Atlanta, Inc.		493,000
65,000	Siebel Systems, Inc. *		655,200
30,000	Texas Instruments, Inc.		715,500
30,000	United Online, Inc. * +		1,143,300
25,500	UTStarcom, Inc.		1,095,480
50,500	VERITAS Software Corp. *		1,741,240
17,500	Xilinx, Inc. *		539,700
33,000	Yahoo!, Inc. *		1,102,200
			30,832,705
August 31, 2003
SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Continued)

Shares			Value
	Telecommunication Services (5.77%):
60,000	AT&T Wireless Services, Inc. *		$ 517,200
23,500	Amdocs Ltd. *		525,930
40,000	Comverse Technology, Inc. *		659,600
35,000	Symbol Technologies, Inc.		473,900
125,000	U.S. Wireless Data, Inc., warrants, expire 3/17/07 ++		-
			2,176,630

	Total Common Stocks(Cost $27,737,819)		37,933,697

	TOTAL INVESTMENTS(Cost $27,737,819)	100.50%	$ 37,933,697

	Liabilities in excess of other assets	(0.50%)	(187,667)

	TOTAL NET ASSETS	100.00%	$ 37,746,030

Percentages indicated are based on net assets of $37,746,030.

* Non-income producing securities.
+ All or a portion of the security is on loan (See Note 7).
++ Restricted security (See Note 5).

ADR - American Depositary Receipt

August 31, 2003
SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO

Shares			Value
	Common Stocks (99.30%):
	Agriculture - Fish & Ranch (5.17%):
9,400	Bunge Ltd.		$ 284,444

	Chemicals (14.00%):
3,500	Dow Chemical Co.		120,855
3,900	E.I. du Pont de Nemours and Co.		174,486
6,600	Georgia Gulf Corp.		147,510
15,000	Hercules, Inc. *		168,000
2,500	Praxair, Inc.		159,550
			770,401

	Coal (2.87%):
5,000	Peabody Energy Corp.		158,250

	Containers & Packaging - Paper & Plastics (5.38%):
5,000	Pactiv Corp. *		100,400
12,400	Smurfit-Stone Container Corp.		195,672
			296,072

	Machinery - Oil Well Equipment & Services (17.50%):
4,500	BJ Services Co. *		168,165
7,500	Global SantaFe Corp.		186,000
5,000	Nabors Industries Ltd.		200,750
3,500	Noble Corp. *		126,630
2,500	Schlumberger Ltd.		123,775
4,200	Weatherford International Ltd. *		157,836
			963,156

	Oil - Crude Producers (12.74%):
3,200	Anadarko Petroleum Corp.		139,200
3,200	Apache Corp.		220,736
3,000	Burlington Resources, Inc.		145,260
5,000	Newfield Exploration Co. *		196,450
			701,646

	Oil - Integrated Domestic (7.60%):
5,000	Occidental Petroleum Corp.		171,650
5,500	Royal Dutch Petroleum Co.		246,785
			418,435

	Oil - Integrated International (18.24%):
5,000	BP PLC - ADR		208,600
2,700	ChevronTexaco Corp.		196,749
5,500	Exxon Mobil Corp.		207,350
7,000	Rowan Cos., Inc.		175,280
3,750	Yukos - ADR +		216,000
			1,003,979

August 31, 2003
SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Continued)

Shares			Value
	Paper (9.72%):
6,000	Georgia-Pacific Corp.		$ 139,020
4,900	International Paper Co.		198,695
15,000	Lousiana-Pacific Corp.*		197,250
			534,965
	Real Estate Investment Trusts (REITs)(3.47%):
7,300	Plum Creek Timber Co., Inc.		190,895

	Transportation (2.61%):
5,000	Tidewater, Inc.		143,600

	Total Common Stocks (Cost $4,947,111)		5,465,843

	Short - Term Investments (0.43%):
23,776	BNY Hamilton Fund (Cost $23,776)		23,776

	TOTAL INVESTMENTS(Cost $4,970,887)	99.73%	$ 5,489,619

	Other assets in excess of liabilities	0.27%	14,792

	TOTAL NET ASSETS	100.00%	$ 5,504,411

Percentages indicated are based on net assets of $5,504,411.

* Non-income producing securities.
+ All or a portion of the security is on loan (See Note 7).

ADR - American Depositary Receipt

August 31, 2003
SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO

Shares			Value
	Common Stocks (98.81%):
	Banks (20.94%):
1,600	Bank of America Corp.		$ 126,800
5,600	Bank of New York Co., Inc.		164,752
1,600	Comerica, Inc.		78,944
4,400	State Street Corp.		193,380
2,800	Washington Mutual, Inc.		109,144
4,675	Wells Fargo & Co.		234,405
			907,425

	Consumer Cyclicals (4.23%):
2,900	Kohl's Corp. *		183,425

	Data Processing Services (2.95%):
1,500	Automatic Data Processing, Inc.		59,865
3,000	Sabre Holdings Corp.		67,860
			127,725

	Diversified Financials (40.06%):
4,350	Capital One Financial Corp.		232,290
6,133	Citigroup, Inc.		265,866
4,000	Eaton Vance Corp.		136,240
2,100	Fannie Mae		136,059
1,600	Freddie Mac		85,040
2,600	Goldman Sachs Group, Inc.		230,074
2,000	Lehman Brothers Holdings, Inc.		131,460
9,750	MBNA Corp.		227,565
4,000	Morgan Stanley		195,160
2,400	SLM Corp.		96,432
			1,736,186

	Insurance (27.63%):
3,000	ACE Ltd.		96,600
5,800	AFLAC, Inc.		185,658
3,850	American International Group, Inc.		229,344
4,850	Marsh & McLennan Cos., Inc.		242,500
3,900	MGIC Investment Corp.		219,843
4,700	Radian Group, Inc.		223,673
			1,197,618

	Telecommunications (3.00%):
8,000	Nokia Corp. - ADR		130,320

	Total Common Stocks(Cost $3,876,866)		4,282,699

August 31, 2003
SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO

Shares			Value
	Short - Term Investments (1.58%):
68,214	BNY Hamilton Fund (Cost $68,214)		$ 68,214

	TOTAL INVESTMENTS (Cost $3,945,080)	100.39%	$ 4,350,913

	Liabilities in excess of other assets	(0.39%)	(16,860)

	TOTAL NET ASSETS	100.00%	$ 4,334,053

Percentages indicated are based on net assets of $4,334,053

* Non-income producing securities.

ADR - American Depositary Receipt

August 31, 2003
SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO

Principal			Value
	U.S. Government and Agencies (43.86%):
	Federal Home Loan Bank (3.31%):
$ 800,000	5.15%, 10/15/08		$ 828,406

	Federal Home Loan Mortgage Corporation (1.69%):
400,000	5.125%, 10/15/08		422,282

	Federal National Mortgage Association (2.19%):
500,000	6.00%, 5/15/08		548,952

	Freddie Mac (5.33%):
1,300,000	5.75%, 4/29/09		1,333,085

	U.S. Treasury Notes (6.74%):
1,600,000	5.00%, 8/15/11		1,684,499

	U.S. Treasury Inflation Protection Securities (24.60%):
3,064,950	3.00%, 7/15/12		3,261,778
3,000,480	1.875%, 7/15/13		2,893,588
			6,155,366

	Total U.S. Government and Agencies (Cost $10,749,156)		10,972,590

	Corporate Notes and Bonds (58.36%):
	Amusement (2.05%):
500,000	Walt Disney Co., 4.875%, 7/2/04		512,864

	Building & Construction Products - Miscellaneous (4.11%)
1,000,000	Masco Corp., 6.00%, 5/3/04		1,027,063

	Chemicals (6.25%):
1,500,000	ICI Wilmington, Inc., 6.95%, 9/15/04		1,562,881

	Electric Utilities (14.02%):
900,000	Eastern Energy Ltd., 6.75%, 12/1/06		995,995
1,000,000	Detroit Edison Co., 7.50%, 2/1/05		1,073,564
800,000	Niagra Mohawk Power, 8.00%, 6/1/04		836,668
550,000	South Carolina Electric & Gas Co., 7.50%, 6/15/05		600,148
			3,506,375

	Electronic Components & Semiconductors (6.99%):
1,200,000	Avnet, Inc., 8.00%, 11/15/06		1,242,000
500,000	Metropolitan Edison, 6.40%, 2/9/06		507,842
			1,749,842

August 31, 2003
SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Continued)

Principal			Value
	Financial Services (10.12%):
$ 1,000,000	Associates Corp. of North America, 6.625%, 6/15/05		$ 1,078,999
73,549	Guaranteed Export Trust, 6.28%, 6/15/04		75,576
500,000	Heller Financial, Inc., 6.00%, 3/19/04		512,713
850,000	National Rural Utilities, 6.00%, 1/15/04		864,527
			2,531,815

	Food (4.27%):
700,000	Conagra Foods, Inc., 7.40%, 9/15/04		738,407
250,000	Safeway, Inc., 6.05%, 11/15/03		251,915
75,000	Tyson Foods, Inc., 6.625%, 10/1/04		78,055
			1,068,377

	Metal Products (1.09%):
250,000	Alcoa, Inc., 7.25%, 8/1/05		273,557

	Oil Production (0.66%):
150,000	Anadarko Petroleum Corp., 7.00%, 10/15/06		165,600

	Telecommunications (8.80%):
500,000	Ameritech Capital Funding, 6.30%, 10/15/04		524,363
500,000	Bell Atlantic West Virginia, 7.00%, 8/15/04		523,103
700,000	GTE Southwest Inc., 6.23%, 1/1/07		762,231
375,000	Pacific Bell, 7.00%, 7/15/04		392,815
			2,202,512

	Total Corporate Notes and Bonds (Cost $14,180,746)		14,600,886

	TOTAL INVESTMENTS (Cost $24,929,902)	102.22%	$ 25,573,476

	Liabilities in excess of other assets	(2.22%)	(555,053)

	TOTAL NET ASSETS	100.00%	$ 25,018,423

Percentages indicated are based upon total net assets of $25,018,423.

August 31, 2003
SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO

Principal			Value
	Municipal Bonds (99.31%):
	ARIZONA (3.11%):
	Water/Sewer (3.11%):
$ 200,000	Sedona, Wastewater Municipal Property, Corporate Excise
	Tax Revenue, 4.75%, 7/1/27, MBIA		$ 193,150

	CALIFORNIA (7.84%):
	Housing (3.53%):
215,000	State Housing Financing Agency, Revenue, Single Family
	Mortgage Purchase Amount, Series A, Class I, 5.30%, 8/1/18, FHA		219,087

	Public Facilities (4.31%):
250,000	State Public Works Board Lease Revenue, State University Projects,
	Series A, 5.375%, 10/1/17		268,035

	TOTAL CALIFORNIA		487,122

	COLORADO (6.82%):
	Health/Hospital (2.47%):
150,000	Denver, City & County Revenue, Children's Hospital Association
	Project, 6.00%, 10/1/15, FGIC		153,530

	Public Facilities (4.35%):
250,000	Denver, City & County, Excise Tax Revenue, Colorado Convention
	Center Project, Series A, 5.50%, 9/1/17, FSA		270,353

	TOTAL COLORADO		423,883

	DISTRICT OF COLUMBIA (3.75%):
	Public Facilities (3.75%):
250,000	Washington, Convention Center Authority, Dedicated Tax Revenue,
	4.75%, 10/1/28, AMBAC		232,797

	FLORIDA (3.92%):
	Education (0.59%):
35,000	Dade County School Board Certification Participation, Series A,
	5.75%, 5/1/12		36,464

	General Obligation (3.33%):
200,000	State Board Education Cap Outlay, 5.00%, 6/1/18		207,172

	TOTAL FLORIDA		243,636

	HAWAII (4.13%):
	General Obligation (4.13%):
255,000	State, GO, Series CR, 4.75%, 4/1/18		256,711

August 31, 2003
SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Continued)

Principal			Value
	MARYLAND (5.15%):
	Water/Sewer (5.15%):
$ 300,000	State Energy Funding Administration, Solid Waste Disposal, LO
	Revenue, 6.30%, 12/1/10		$ 320,217

	NEBRASKA (0.71%):
	Power/Utility (0.71%):
40,000	Omaha Public Power District, Electric Revenue, Series C,
	5.50%, 2/1/14		44,280

	NEW HAMPSHIRE (4.20%):
	Health/Hospital (4.20%):
250,000	State Health & Education Facilities Authority Revenue, Dartmouth-
	Hitchcock Obligation Group, Callable 8/1/12 @ 100, 5.50%, 8/1/27		260,745

	NEW YORK (4.31%):
	General Obligation (4.31%):
250,000	New York City Public Improvements, 5.75%, 3/1/15		267,562

	NORTH CAROLINA (4.02%):
	General Obligation (4.02%):
250,000	Mecklenburg County, Series B, 4.50%, 2/1/18		249,465

	NORTH DAKOTA (4.78%):
	Housing (4.78%):
292,000	State Housing Financing Agency, Revenue, Housing Financing
	Program, Series C, 5.50%, 7/1/18		296,964

	OHIO (4.91%):
	Education (3.99%):
250,000	Jonathan Alder LOC School District, 4.40%, 12/1/17		248,103

	Health/Hospital (0.92%):
50,000	Lorain County, Hospital Revenue, Regional Medical Center,
	7.75%, 11/1/13, AMBAC		57,134

	TOTAL OHIO		305,237

	PENNSYLVANIA (5.28%):
	General Obligation (4.04%):
250,000	Philadelphia, 4.90%, 9/15/20		251,215

	Revenue (1.24%):
75,000	Philadelphia, Municipal Authority Revenue, Series A, 5.625%, 11/15/14		77,055

	TOTAL PENNSYLVANIA		328,270

August 31, 2003
SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Continued)

Principal			Value
	PUERTO RICO (3.39%):
	Public Facilities (3.39%):
$ 200,000	Puerto Rico Highway & Trans. Authority Revenue, Series B,
	6.00%, 7/1/26		$ 210,486

	SOUTH CAROLINA (4.03%):
	Power/Utility (4.03%):
250,000	Piedmont Municipal Power Agency Electric, Series A, 5.00%, 1/1/18		250,577

	TEXAS (7.70%):
	Education (4.28%):
250,000	State University, System Revenue, 5.375%, 3/15/17, FSA		265,985

	Housing (3.42%):
200,000	State Veterans Housing Assistance, GO, Series B, 5.75%, 12/1/13, FHA		212,252

	TOTAL TEXAS		478,237

	UTAH (2.60%):
	Revenue (2.60%):
150,000	State Board Regent Revenue, 5.25%, 12/1/14		161,250

	VIRGINIA (5.02%):
	Housing (5.02%):
300,000	State Housing Development Authority, Revenue,
	Commonwealth Mortgage, Series B, 5.40%, 1/1/15		311,964

	WISCONSIN (13.23%):
	General Obligation (5.56%):
350,000	Milwaukee, Series Y, 4.625%, 9/1/19		345,132

	Health/Hospital (4.87%):
300,000	State Health & Educational Facilities Authority, Revenue, Waukesha
	Memorial Hospital, Series A, 5.25%, 8/15/19, AMBAC		302,598

	Revenue (2.80%):
175,000	State Transportation Revenue, 4.60%, 7/1/18		174,134

	TOTAL WISCONSIN		821,864
August 31, 2003
SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Continued)

Principal			Value
	WYOMING (0.41%):
	Housing (0.41%):
$ 25,000	Community Development Authority Housing Revenue, Series 1,
	6.65%, 12/1/06		$ 25,405

	Total Municipal Bonds (Cost $6,074,247)		6,169,822

	TOTAL INVESTMENTS (Cost $6,074,247)	99.31%	$ 6,169,822

	Other assets in excess of liabilities	0.69%	42,932

	TOTAL NET ASSETS	100.00%	$ 6,212,754

Percentages indicated are based upon total net assets of $6,212,754.

Abbreviations used in this Portfolio:

AMBAC	Insured by AMBAC Indemnity Corporation
FGIC	Insured by Financial Guaranty Insurance Corporation
FHA	Federal Housing Administration
FSA	Insured by Federal Security Assurance
GNMA	Insured by Government National Mortgage Association
GO	General Obligation
LO	Limited Obligation
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Insurance Association

August 31, 2003
SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Principal			Value
	U.S. Government Agencies (99.81%):
	Federal Home Loan Bank Discount Notes (39.02%):
$ 520,000	1.06%, 9/30/03		$ 519,556
1,235,000	0.97%, 10/02/03		1,233,968
1,735,000	1.015%, 10/16/03		1,732,799
3,000,000	1.025%, 10/23/03		2,995,558
1,820,000	1.20%, 10/27/03		1,816,603
755,000	1.075%, 11/26/03		753,061
1,335,000	1.07%, 12/15/03		1,330,834
1,930,000	0.90%, 2/26/04		1,921,125
			12,303,504

	Federal National Mortgage Association Discount Notes (60.79%):
875,000	1.02%, 9/30/03		874,281
785,000	0.97%, 10/1/03		784,352
1,975,000	1.05%, 10/8/03		1,972,869
565,000	1.16%, 10/29/03		563,944
765,000	1.16%, 10/29/03		763,743
1,600,000	1.16%, 10/29/03		1,597,293
2,000,000	1.05%, 10/31/03		1,996,500
1,190,000	1.07%, 11/12/03		1,187,453
3,000,000	1.05%, 11/17/03		2,993,263
2,000,000	1.05%, 11/19/03		1,995,392
1,775,000	1.05%, 11/26/03		1,770,548
1,680,000	1.00%, 1/7/04		1,674,027
1,000,000	1.00%, 1/7/04		996,391
			19,170,056

	Total U.S. Government Agencies (Cost $31,473,560)		31,473,560

	TOTAL INVESTMENTS (Cost $31,473,560)	99.81%	$ 31,473,560

	Other assets in excess of liabilities	0.19%	58,949

	TOTAL NET ASSETS	100.00%	$ 31,532,509

Percentages indicated are based upon total net assets of $31,532,509.

August 31, 2003

STATEMENTS OF ASSETS AND LIABILITIES

	Large	Large
	Capitalization	Capitalization	Mid	Small	International	Health &
	Value	Growth	Cap	Capitalization	Equity	Biotechnology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$ 54,798,225	$ 39,283,460	$ 29,487,533	$ 21,949,069	$ 33,536,623	$ 79,539,773
Investments, at value (Note 1a)	$ 60,942,844	$ 42,887,447	$ 31,388,573	$ 23,497,896	$ 22,094,818	$ 77,847,042
Short term investments, at cost	16,411	641,449	1,876,963	1,774,965	11,737,772	84,372
Cash	-	-	520	988	5,606	-
Foreign currency, at value (Cost - $5,885)			-	-	-	5,666
Collateral-securities loaned (Note 7)			1,812,298			855,453
Receivable for securities sold	486,555	-	-	129,171	126,035	-
Interest and dividends receivable	117,289	29,150	15,699	24,468	70,140	204,169
Receivable for fund shares sold	9,097	21,895	2,340	7,137	968,738	1,804
Receivable due from manager (Note 2a,e)	-	-	-	-	9,821	-
Receivable for open forward foreign
currency contracts (Note 3)	-	-	-	-	-	180,955
Prepaid expenses and other assets	18,113	13,195	15,410	11,250	49,613	25,075
Total Assets	61,590,309	43,593,136	35,111,803	25,445,875	35,062,543	79,204,536

Liabilities:
Securities lending collateral (Note 7)	-	-	1,812,298	-	-	855,453
Payable for securities purchased	-	-		371,316	10,307,757	-
Payable for fund shares redeemed	33,792	30,044		5,959	207,630	64,021
Payable for distribution fees (Note 2d)	1,982	4,011	12,412	897	733	45,146
Payable to manager (Note 2a)	22,195	23,073	19,989	12,428	-	75,284
Payable for open forward foreign
currency contracts (Note 3)	-	-	-	-	-	197,837
Accrued expenses and other liabilities	81,489	63,943	35,029	60,592	30,088	99,298
Total Liabilities	139,458	121,071	1,879,728	451,192	10,546,208	1,337,039

Net Assets	$ 61,450,851	$ 43,472,065	$ 33,232,075	$ 24,994,683	$ 24,516,335	$ 77,867,497

Net Assets:
Par value of shares of beneficial interest	$ 41,896	$ 34,179	$ 32,050	$ 22,133	$ 33,938	$ 69,287
Paid in capital	78,256,353	62,743,217	34,231,968	22,405,686	34,735,007	210,805,567
Accumulated net realized gain
(loss) on investments	(23,008,428)	(23,550,767)	(4,809,946)	(756,928)	(10,548,577)	(131,379,480)
Net unrealized appreciation
(depreciation) on investments	6,161,030	4,245,436	3,778,003	3,323,792	295,967	(1,627,877)
Net Assets	$ 61,450,851	$ 43,472,065	$ 33,232,075	$ 24,994,683	$ 24,516,335	$ 77,867,497

Net Asset Value Per Share
Class I
Net Assets	$ 56,572,733	$ 41,239,905	$ 2,234,513	$ 23,838,043	$ 23,362,081	$ 247,123
Shares of beneficial interest outstanding	3,844,434	3,234,659	214,849	2,105,787	3,227,120	21,661
Net asset value/offering price (a)	$ 14.72	$ 12.75	$ 10.40	$ 11.32	$ 7.24	$ 11.41

Class A
Net Assets	$ -	$ -	$ 26,448,672	$ -	$ -	$ 26,605,503
Shares of beneficial interest outstanding	-	-	2,548,404	-	-	2,327,176
Net asset value (a)	$ -	$ -	$ 10.38	$ -	$ -	$ 11.43
Offering price per share	$ -	$ -	$ 11.01	$ -	$ -	$ 12.13
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 2,273,009	$ 298,156	$ 3,824,305	$ 242,428	$ 37,725	$ 37,287,649
Shares of beneficial interest outstanding	160,842	24,531	371,315	22,594	5,434	3,348,085
Net asset value/offering price (b)	$ 14.13	$ 12.15	$ 10.30	$ 10.73	$ 6.94	$ 11.14

Class C
Net Assets	$ 2,605,109	$ 1,934,004	$ 724,585	$ 914,212	$ 1,116,529	$ 13,727,222
Shares of beneficial interest outstanding	184,356	158,718	70,411	84,926	161,229	1,231,774
Net asset value/offering price (b)	$ 14.13	$ 12.19	$ 10.29	$ 10.76	$ 6.93	$ 11.14

(a) Redemption price per share.
(b) Redemption price per Class B and C share varies based on length of time shares are held.

August 31, 2003

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

				Investment		U.S.
	Technology &	Energy & Basic	Financial	Quality	Municipal	Government
	Communications	Materials	Services	Bond	Bond	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$ 27,737,819	$ 4,970,887	$ 3,945,080	$ 24,929,902	$ 6,074,247	$ 31,473,560
Investments, at value (Note 1a)	$ 37,933,697	$ 5,465,843	$ 4,282,699	$ 25,573,476	$ 6,169,822	$ -
Short term investments, at cost	-	23,776	68,214	-	-	31,473,560
Cash	-	-	-	-	-	4,818
Collateral-securities loaned (Note 7)	1,348,276	216,451	-
Receivable for securities sold	213,354	-	-	-	-	-
Interest and dividends receivable	2,390	17,216	3,000	332,255	87,885	-
Receivable for fund shares sold	6,688	608	304	358,333	-	2,785
Receivable due from manager (Note 2a,e)	-	1,678	-	14,058	-	37,638
Prepaid expenses and other assets	26,166	10,440	3,304	9,631	5,254	20,731
Total Assets	39,530,571	5,736,012	4,357,521	26,287,753	6,262,961	31,539,532

Liabilities:
Securities lending collateral (Note 7)	1,348,276	216,451	-	-	-	-
Payable for securities purchased	105,509	-	-	-	-	-
Payable for fund shares redeemed	17,460	-	-	343,467	1,747	6,950
Payable for distribution fees (Note 2d)	24,752	3,289	2,676	1,620	182	-
Dividends payable	-	-	-	5,490	971	73
Due to custodian	180,094	-	-	902,336	13,434	-
Payable to manager (Note 2a)	25,929	-	16,843	-	25,394	-
Accrued expenses and other liabilities	82,521	11,861	3,949	16,417	8,479	-
Total Liabilities	1,784,541	231,601	23,468	1,269,330	50,207	7,023

Net Assets	$ 37,746,030	$ 5,504,411	$ 4,334,053	$ 25,018,423	$ 6,212,754	$ 31,532,509

Net Assets:
Par value of shares of beneficial interest	$ 57,671	$ 3,844	$ 3,971	$ 23,778	$ 6,025	$ 316,309
Paid in capital	300,577,200	7,110,674	4,364,090	23,611,366	6,081,069	31,206,901
Undistributed net investment income (loss)	-	-	-	-	618	-
Accumulated net realized gain
(loss) on investments	(273,084,719)	(2,129,331)	(439,841)	739,705	29,467	9,299
Net unrealized appreciation
(depreciation) on investments	10,195,878	519,224	405,833	643,574	95,575	-
Net Assets	$ 37,746,030	$ 5,504,411	$ 4,334,053	$ 25,018,423	$ 6,212,754	$ 31,532,509

Net Asset Value Per Share
Class I
Net Assets	$ 190,382	$ 297,326	$ 158,672	$ 23,057,061	$ 5,766,475	$ 28,978,886
Shares of beneficial interest outstanding	28,429	20,433	14,371	2,191,515	559,312	29,074,716
Net asset value/offering price (a)	$ 6.70	$ 14.55	$ 11.04	$ 10.52	$ 10.31	$ 1.00

Class A
Net Assets	$ 18,248,529	$ 2,269,040	$ 1,650,325	$ -	$ -	$ -
Shares of beneficial interest outstanding	2,729,606	156,260	149,696	-	-	-
Net asset value per share (a)	$ 6.69	$ 14.52	$ 11.02	$ -	$ -	$ -
Offering price per share	$ 7.10	$ 15.41	$ 11.69	$ -	$ -	$ -
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 17,434,477	$ 2,917,554	$ 2,230,518	$ 262,235	$ 14,186	$ 195,334
Shares of beneficial interest outstanding	2,718,973	206,254	205,893	24,920	1,372	195,652
Net asset value/offering price (b)	$ 6.41	$ 14.15	$ 10.83	$ 10.52	$ 10.34	$ 1.00

Class C
Net Assets	$ 1,872,642	$ 20,491	$ 294,538	$ 1,699,127	$ 432,093	$ 2,358,289
Shares of beneficial interest outstanding	290,109	1,448	27,185	161,325	41,841	2,360,531
Net asset value/offering price (b)	$ 6.45	$ 14.15	$ 10.83	$ 10.53	$ 10.33	$ 1.00

(a) Redemption price per share.
(b) Redemption price per Class B and C share varies based on length of time shares are held.

STATEMENTS OF OPERATIONS

	Large	Large
	Capitalization	Capitalization	Mid		Small	International
	Value	Growth	Cap		Capitalization	Equity
	Portfolio	Portfolio	Portfolio		Portfolio	Portfolio

	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	August 31, 2003	August 31, 2003	August 31, 2003	April 30, 2003 (a)	August 31, 2003	August 31, 2003
Investment Income:
Interest income	$ 9,499	$ 3,939	$ 517	$ 5,475	$ 107	$ -
Dividend income	1,103,909	385,758	124,593	272,382	340,247	375,862
Securities lending income	-	-	599	3,535	-	-
Less: Foreign withholding taxes	(8,314)	-	-	-	-	(62,053)
Total Investment Income	1,105,094	389,697	125,709	281,392	340,354	313,809

Operating Expenses:
Management fees (Notes 2a, 2e)	376,521	271,968	74,809	127,508	165,097	114,313
Distribution fees (Note 2d):
Class A Shares	-	-	33,144	62,587	-	-
Class B Shares	15,025	3,711	12,395	11,413	2,924	681
Class C Shares	24,455	17,473	2,152	2,077	9,657	4,681
Transfer agent fees	268,168	227,545	39,166	71,009	180,900	139,842
Administration fees (Note 2c)	144,440	122,206	16,493	33,175	73,322	38,450
Custodian fees	119,977	53,567	6,696	21,533	9,429	22,695
Professional fees	114,223	107,830	17,354	25,607	34,711	24,272
Trustees' fees	57,069	15,032	1,027	2,606	10,827	11,316
Fund accounting fees	-	-	13,578	40,754	-	-
Registration fees	11,565	23,198	7,995	66,590	13,311	15,451
Miscellaneous expenses	44,977	21,604	11,442	18,287	11,973	14,965
Total Operating Expenses	1,176,420	864,134	236,251	483,146	512,151	386,666
Less: Expenses waived and
reimbursed (Note 2a, 2e)	-	-	-	(14,140)	-	(25,922)
Less: Expense offset (Note 2a)	(254)	(5,436)	-	-	(1,095)	(5,720)
Net Operating Expenses	1,176,166	858,698	236,251	469,006	511,056	355,024

Net Investment Income (Loss)	(71,072)	(469,001)	(110,542)	(187,614)	(170,702)	(41,215)

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(6,682,316)	(2,303,842)	674,550	(2,152,262)	(584,435)	(5,829,269)
Foreign currency transactions	-	-	-	-	-	-
Net realized gain (loss)	(6,682,316)	(2,303,842)	674,550	(2,152,262)	(584,435)	(5,829,269)
Net change in unrealized
appreciation (depreciation)
from Investments (Note 6)	13,790,083	7,194,115	4,852,945	(355,295)	4,659,922	6,102,737
Net Realized and Unrealized
Gain (Loss) on Investments	7,107,767	4,890,273	5,527,495	(2,507,557)	4,075,487	273,468

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ 7,036,695	$ 4,421,272	$ 5,416,953	$ (2,695,171)	$ 3,904,785	$ 232,253

(a) For the Mid Cap Portfolio, results shown are for the period from July 1, 2002 (Commencement of operations) through April 30, 2003.

STATEMENTS OF OPERATIONS (Continued)

	Health &		Technology &		Energy &
	Biotechnology		Communications		Basic Materials
	Portfolio		Portfolio		Portfolio

	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	August 31, 2003	April 30, 2003	August 31, 2003	April 30, 2003	August 31, 2003	April 30, 2003
Investment Income:
Interest income	$ 428	$ 70,851	$ 808	$ 54,682	$ 53	$ 8,496
Dividend income	462,496	845,642	14,849	50,940	46,041	91,377
Securities lending income	881	15,271	487	26,973	72	253
Less: Foreign withholding taxes	(20,173)	(35,526)	-	(3,498)	(2,394)	(2,607)
Total Investment Income	443,632	896,238	16,144	129,097	43,772	97,519

Operating Expenses:
Management fees (Notes 2a, 2e)	359,878	1,256,508	147,572	401,276	22,535	89,267
Distribution fees (Note 2d):
Class A Shares	39,909	135,376	22,736	55,496	3,089	13,528
Class B Shares	136,820	474,287	54,319	161,851	9,780	37,593
Class C Shares	50,956	192,425	5,978	19,518	17	-
Transfer agent fees	132,268	452,529	50,056	296,410	12,051	58,322
Administration fees (Note 2c)	48,545	125,371	20,243	43,601	4,859	35,666
Custodian fees	13,937	51,817	13,530	37,543	3,690	12,151
Professional fees	47,155	116,506	31,620	61,429	2,609	7,109
Trustees' fees	4,005	3,121	2,460	3,773	-	2,770
Fund accounting fees	42,689	83,290	18,036	53,181	3,138	33,419
Registration fees	6,150	59,814	8,908	36,424	18,450	34,779
Miscellaneous expenses	24,336	109,784	21,605	94,973	4,496	11,820
Total Operating Expenses	906,648	3,060,828	397,063	1,265,475	84,714	336,424
Less: Expenses waived and
reimbursed (Note 2a, 2e)	(17,249)	(114,887)	(41,553)	(337,386)	(30,073)	(132,447)
Less: Expense offset (Note 2a)	-	-	-	-	-	-
Net Operating Expenses	889,399	2,945,941	355,510	928,089	54,641	203,977

Net Investment Income (Loss)	(445,767)	(2,049,703)	(339,366)	(798,992)	(10,869)	(106,458)

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	1,195,832	(85,603,807)	285,027	(15,822,173)	71,851	(1,262,023)
Foreign currency transactions	135,879	(75,978)	-	-	-	-
Net realized gain (loss)	1,331,711	(85,679,785)	285,027	(15,822,173)	71,851	(1,262,023)
Net change in unrealized
appreciation (depreciation)
from Investments (Note 6)	(1,718,093)	53,914,063	7,667,545	3,792,059	548,999	(1,014,079)
Net Realized and Unrealized
Gain (Loss) on Investments	(386,382)	(31,765,722)	7,952,572	(12,030,114)	620,850	(2,276,102)

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ (832,149)	$ (33,815,425)	$ 7,613,206	$ (12,829,106)	$ 609,981	$ (2,382,560)

STATEMENTS OF OPERATIONS (Continued)

			Investment		U.S.
	Financial		Quality	Municipal	Government
	Services		Bond	Bond	Money Market
	Portfolio		Portfolio	Portfolio	Portfolio

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2003	April 30, 2003	August 31, 2003	August 31, 2003	August 31, 2003
Investment Income:
Interest income	$ 45	$ 1,039	$ 1,406,801	$ 342,259	$ 473,112
Dividend income	21,001	86,099	-	-	-
Securities lending income	5	304
Less: Foreign withholding taxes	-	(13)	-	-	-
Total Investment Income	21,051	87,429	1,406,801	342,259	473,112

Operating Expenses:
Management fees (Notes 2a, 2e)	17,712	59,915	180,891	38,364	167,386
Distribution fees (Note 2d):
Class A Shares	2,222	7,914
Class B Shares	7,428	24,668	3,289	782	1,529
Class C Shares	940	3,480	19,222	4,712	21,761
Transfer agent fees	1,771	72,216	208,605	33,010	226,868
Administration fees (Note 2c)	4,976	37,811	55,441	16,656	54,279
Custodian fees	1,420	7,201	32,740	34,439	63,063
Professional fees	1,809	8,389	38,151	6,404	36,706
Trustees' fees	-	2,547	12,183	-	8,292
Fund accounting fees	1,173	48,544	-	-	-
Registration fees	1,303	44,820	17,067	14,588	31,659
Miscellaneous expenses	2,621	8,088	12,881	7,244	14,681
Total Operating Expenses	43,375	325,593	580,470	156,199	626,224
Less: Expenses waived and
reimbursed (Note 2a, 2e)	-	(186,557)	(91,924)	(48,751)	(194,149)
Less: Expense offset (Note 2a)	-	-	(5,625)	(210)	-
Net Operating Expenses	43,375	139,036	482,921	107,238	432,075

Net Investment Income (Loss)	(22,324)	(51,607)	923,880	235,021	41,037

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	248,391	(472,226)	1,227,517	103,465	9,299
Foreign currency transactions	-	-	-	-	-
Net realized gain (loss)	248,391	(472,226)	1,227,517	103,465	9,299
Net change in unrealized
appreciation (depreciation)
from Investments (Note 6)	189,460	(443,222)	(939,240)	(179,672)	-
Net Realized and Unrealized
Gain (Loss) on Investments	437,851	(915,448)	288,277	(76,207)	9,299

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ 415,527	$ (967,055)	$ 1,212,157	$ 158,814	$ 50,336

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Cap
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	August 31, 2003	August 31, 2002	August 31, 2003	August 31, 2002	August 31, 2003	April 30, 2003 (a)

Operations:
Net investment income (loss)	$ (71,072)	$ 177,024	$ (469,001)	$ (398,343)	$ (110,542)	$ (187,614)
Net realized gain (loss) on investments	(6,682,316)	(13,729,678)	(2,303,842)	(18,041,622)	674,550	(2,152,262)
Net change in unrealized appreciation
(depreciation) on investments	13,790,083	(8,627,992)	7,194,115	2,226,204	4,852,945	(355,295)
Net increase (decrease) in net assets
resulting from operations	7,036,695	(22,180,646)	4,421,272	(16,213,761)	5,416,953	(2,695,171)

Distributions to Shareholders:
Net Realized Gains:
Class I	-	(7,185,156)	-	(182,110)	-	-
Class A	-	-	-	-	-	-
Class B	-	(106,304)	-	(2,793)	-	-
Class C	-	(343,333)	-	(9,463)	-	-
Net Investment Income:
Class I	-	(199,995)	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	-	(7,834,788)	-	(194,366)	-	-

Share Transactions of
Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	39,090,992	57,413,483	10,088,659	14,846,582	2,041,367	109,779
Class A	-	-	-	-	49,865	20,296,155
Class B	151,629	397,905	50,525	195,776	76,034	246,293
Class C	871,478	1,679,790	738,594	959,942	91,594	86,329
Transfer of net assets (Note 6)
Class I	5,129,233	-	-	-	-	-
Class A	-	-	-	-	-	5,145,698
Class B	1,701,814	-	-	-	-	3,616,800
Class C	-	-	-	-	-	583,313
Reinvestment of dividends
and distributions
Class I	-	7,325,645	-	180,547	-	-
Class A	-	-	-	-	-	-
Class B	-	103,460	-	2,692	-	-
Class C	-	343,830	-	9,103	-	-
Cost of shares redeemed
Class I	(51,819,009)	(55,280,339)	(17,340,700)	(25,483,114)	(43,864)	-
Class A	-	-	-	-	(516,672)	(327,812)
Class B	(550,073)	(671,719)	(311,078)	(602,208)	(328,803)	(461,488)
Class C	(1,247,309)	(1,472,266)	(1,011,364)	(1,640,095)	(67,912)	(86,383)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(6,671,245)	9,839,789	(7,785,364)	(11,530,775)	1,301,609	29,208,684

Total Increase (Decrease) in Net Assets	365,450	(20,175,645)	(3,364,092)	(27,938,902)	6,718,562	26,513,513

Net Assets:
Beginning of period	61,085,401	81,261,046	46,836,157	74,775,059	26,513,513	-
End of period*	$61,450,851	$61,085,401	$43,472,065	$46,836,157	$33,232,075	$ 26,513,513
* Includes undistributed net investment
income (loss) at end of period	$ -	$ 1,896	$ -	$ 1,896	$ -	$ -

(a) For the Mid Cap Portfolio, results shown are for the period from July 1, 2002 (Commencement of operations) through April 30, 2003.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small Capitalization		International Equity
	Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2003	August 31, 2002	August 31, 2003	August 31, 2002

Operations:
Net investment income (loss)	$ (170,702)	$ (121,757)	$ (41,215)	$ (23,334)
Net realized gain (loss) on investments	(584,435)	2,036,360	(5,829,269)	(3,348,650)
Net change in unrealized appreciation
(depreciation) on investments	4,659,922	(2,078,696)	6,102,737	(667,373)
Net increase (decrease) in net assets
resulting from operations	3,904,785	(164,093)	232,253	(4,039,357)

Distributions to Shareholders:
Net Realized Gains:
Class I	(2,092,327)	(4,567,460)	-	-
Class A	-	-	-	-
Class B	(27,925)	(50,192)	-	-
Class C	(89,748)	(153,004)	-	-
Net Investment Income:
Class I	-	-	-	-
Class A	-	-	-	-
Class B	-	-	-	-
Class C	-	-	-	-
Total Dividends and Distributions
to Shareholders	(2,210,000)	(4,770,656)	-	-

Share Transactions of
Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	57,523,562	61,391,404	362,384,963	107,288,790
Class A	-	-	-	-
Class B	41,558	164,638	5,327	8,508
Class C	285,111	638,324	2,696,265	206,792
Transfer of net assets (Note 6)
Class I	-	-	-	-
Class A	-	-	-	-
Class B	-	-	-	-
Class C	-	-	-	-
Reinvestment of dividends
and distributions
Class I	2,075,605	4,537,722	-	-
Class A	-	-	-	-
Class B	27,922	49,442	-	-
Class C	91,563	152,564	-	-
Cost of shares redeemed
Class I	(66,444,716)	(78,460,661)	(352,741,980)	(111,999,707)
Class A	-	-	-	-
Class B	(240,522)	(153,089)	(92,434)	(111,040)
Class C	(719,983)	(708,820)	(2,100,864)	(430,742)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(7,359,900)	(12,388,476)	10,151,277	(5,037,399)

Total Increase (Decrease) in Net Assets	(5,665,115)	(17,323,225)	10,383,530	(9,076,756)

Net Assets:
Beginning of period	30,659,798	47,983,023	14,132,805	23,209,561
End of period*	$24,994,683	$30,659,798	$24,516,335	$14,132,805
* Includes undistributed net investment
income (loss) at end of period	$ -	$ 1,896	$ -	$ (2,289)

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Health & Biotechnology			Technology & Communications
	Portfolio			Portfolio

	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	August 31, 2003	April 30, 2003	April 30, 2002	August 31, 2003	April 30, 2003	April 30, 2002

Operations:
Net investment income (loss)	$ (445,767)	$ (2,049,703)	$ (3,785,022)	$ (339,366)	$ (798,992)	$ (1,701,880)
Net realized gain (loss) on investments	1,331,711	(85,679,785)	347,348	285,027	(15,822,173)	(55,603,897)
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency transactions	(1,718,093)	53,914,063	(12,590,007)	7,667,545	3,792,059	(6,161,294)
Net increase (decrease) in net assets
resulting from operations	(832,149)	(33,815,425)	(16,027,681)	7,613,206	(12,829,106)	(63,467,071)

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Net Investment Income:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	-	-	-	-	-	-

Share Transactions of
Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	243,572	197,902	-	5,013,554	7,689,356	-
Class A	1,910,403	6,008,562	46,961,605	76,776	62,318,732	89,133,044
Class B	193,444	1,136,817	12,371,751	58,420	338,516	3,043,900
Class C	2,049,871	394,794	4,482,832	1,991,101	69,484	706,792
Transfer of net assets (Note 6)
Class I	-	-	-	-	-	-
Class A	-	8,899,070	-	-	6,609,827	2,655,037
Class B	-	3,327,524	-	-	1,767,376	1,782,257
Class C	-	82,203	-	-	16,265	38,966
Reinvestment of dividends
and distributions
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Cost of shares redeemed
Class I	(8,494)	(177,336)	-	(4,917,533)	(7,712,705)	-
Class A	(5,504,372)	(26,295,607)	(66,028,844)	(1,007,716)	(68,097,210)	(99,226,072)
Class B	(3,472,032)	(18,480,466)	(23,611,581)	(924,198)	(4,857,653)	(12,572,673)
Class C	(3,504,995)	(9,706,306)	(14,869,747)	(2,101,592)	(825,000)	(2,711,217)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(8,092,603)	(34,612,843)	(40,693,984)	(1,811,188)	(2,683,012)	(17,149,966)

Total Increase (Decrease) in Net Assets	(8,924,752)	(68,428,268)	(56,721,665)	5,802,018	(15,512,118)	(80,617,037)

Net Assets:
Beginning of period	86,792,249	155,220,517	211,942,182	31,944,012	47,456,130	128,073,167
End of period*	$77,867,497	$86,792,249	$155,220,517	$37,746,030	$31,944,012	$47,456,130
* Includes undistributed net investment
income (loss) at end of period	$ -	$ -	$ -	$ -	$ -	$ -

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Energy & Basic Materials			Financial Services
	Portfolio			Portfolio

	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	August 31, 2003	April 30, 2003	April 30, 2002	August 31, 2003	April 30, 2003	April 30, 2002

Operations:
Net investment income (loss)	$ (10,869)	$ (106,458)	$ (169,274)	$ (22,324)	$ (51,607)	$ (86,550)
Net realized gain (loss) on investments	71,851	(1,262,023)	(646,057)	248,391	(472,226)	(147,620)
Net change in unrealized appreciation
(depreciation) on investments	548,999	(1,014,079)	(966,857)	189,460	(443,222)	369,726
Net increase (decrease) in net assets
resulting from operations	609,981	(2,382,560)	(1,782,188)	415,527	(967,055)	135,556

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	-	-	-	-
Class A	-	-	(429,474)	-	-	-
Class B	-	-	(465,561)	-	-	-
Class C	-	-	-	-	-	-
Net Investment Income:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	-	-	(895,035)	-	-	-

Share Transactions of
Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	287,437	2,611	-	154,659	10	-
Class A	58,605	13,173,349	19,381,935	27,879	251,646	779,006
Class B	765	818,364	2,112,073	4,559	847,618	1,324,765
Class C	19,154	13	-	16,643	74,793	160,695
Transfer of net assets (Note 6)
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Reinvestment of dividends
and distributions
Class I	-	-	-	-	-	-
Class A	-	-	414,734	-	-	-
Class B	-	-	456,565	-	-	-
Class C	-	-	-	-	-	-
Cost of shares redeemed
Class I	(6,072)	-	-	(3,028)	-	-
Class A	(270,984)	(14,286,408)	(22,214,931)	(225,841)	(1,124,041)	(3,802,784)
Class B	(286,488)	(1,700,346)	(2,486,078)	(120,356)	(1,130,770)	(2,864,895)
Class C	-	-	-	(12,462)	(213,468)	(305,641)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(197,583)	(1,992,417)	(2,335,702)	(157,947)	(1,294,212)	(4,708,854)

Total Increase (Decrease) in Net Assets	412,398	(4,374,977)	(5,012,925)	257,580	(2,261,267)	(4,573,298)

Net Assets:
Beginning of period	5,092,013	9,466,990	14,479,915	4,076,473	6,337,740	10,911,038
End of period*	$ 5,504,411	$ 5,092,013	$ 9,466,990	$ 4,334,053	$ 4,076,473	$ 6,337,740
* Includes undistributed net investment
income (loss) at end of period	$ -	$ -	$ -	$ -	$ -	$ -

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2003	August 31, 2002	August 31, 2003	August 31, 2002	August 31, 2003	August 31, 2002

Operations:
Net investment income (loss)	$ 923,880	$ 1,484,060	$ 235,021	$ 310,487	$ 41,037	$ 418,856
Net realized gain (loss) on investments	1,227,517	701,059	103,465	87,268	9,299	16,451
Net change in unrealized appreciation
(depreciation) on investments	(939,240)	432,217	(179,672)	(129,660)	-	-
Net increase (decrease) in net assets
resulting from operations	1,212,157	2,617,336	158,814	268,095	50,336	435,307

Distributions to Shareholders:
Net Realized Gains:
Class I	(687,158)	(67,622)	(68,719)	(12,786)	-	(35,372)
Class A	-	-	-	-	-	-
Class B	(8,008)	(861)	(145)	(38)	-	(163)
Class C	(39,834)	(3,680)	(5,134)	(382)	-	(1,164)
Net Investment Income:
Class I	(886,119)	(1,458,066)	(221,781)	(303,320)	(40,356)	(512,484)
Class A	-	-	-	-	-	-
Class B	(6,370)	(15,000)	(1,790)	(831)	(49)	(741)
Class C	(36,603)	(71,121)	(10,833)	(10,499)	(632)	(13,328)
Total Dividends and Distributions
to Shareholders	(1,664,092)	(1,616,350)	(308,402)	(327,856)	(41,037)	(563,252)

Share Transactions of
Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	130,594,070	19,185,820	2,983,398	4,847,709	333,489,512	224,028,302
Class A	-	-	-	-	-	-
Class B	181,000	183,623	131,400	-	248,800	151,508
Class C	3,547,127	1,447,616	349,970	594,511	7,512,302	1,230,033
Transfer of net assets (Note 6)
Class I	-	-	-	-	5,278,640	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Reinvestment of dividends
and distributions
Class I	1,471,370	1,445,839	275,618	300,339	36,030	493,400
Class A	-	-	-	-	-	-
Class B	13,133	15,032	1,755	808	47	864
Class C	74,776	73,487	15,312	9,553	583	12,699
Cost of shares redeemed
Class I	(139,446,787)	(31,170,995)	(7,042,663)	(7,274,284)	(347,315,087)	(227,997,693)
Class A
Class B	(378,216)	(97,194)	(142,986)	(15,886)	(150,580)	(164,005)
Class C	(4,288,934)	(1,191,132)	(709,083)	(421,754)	(6,497,170)	(4,061,683)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(8,232,461)	(10,107,904)	(4,137,279)	(1,959,004)	(7,396,923)	(6,306,575)

Total Increase (Decrease) in Net Assets	(8,684,396)	(9,106,918)	(4,286,867)	(2,018,765)	(7,387,624)	(6,434,520)

Net Assets:
Beginning of period	33,702,819	42,809,737	10,499,621	12,518,386	38,920,133	45,354,653
End of period*	$ 25,018,423	$ 33,702,819	$ 6,212,754	$ 10,499,621	$ 31,532,509	$ 38,920,133
* Includes undistributed net investment
income (loss) at end of period	$ -	$ (41,490)	$ 618	$ 1,896	$ -	$ 1,895

Period Ended August 31, 2003

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Trust commenced investment operations on September 2, 1994.  The Trust consists of twelve portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Cap Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio (collectively, the “Portfolios”).  Orbitex-Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. Each of the Portfolios is provided with the discretionary advisory services of an investment adviser identified, retained, supervised and compensated by the Manager.  The following serve as advisers (the “Advisers”) to their respective Portfolio(s): OpCap Advisors, LLC serves as Adviser to the Large Capitalization Value and Municipal Bond; Harris, Bretall Sullivan & Smith, L.L.C. serves as Adviser to Large Capitalization Growth and Financial Services; Caterpillar Investment Management Ltd. serves as Adviser to Mid Cap and Energy & Basic Materials; Fox Asset Management, LLC serves as Adviser to Small Capitalization and Investment Quality Bond; Pictet International Management Ltd. serves as Adviser to International Equity; UBS Global Asset Management serves as Adviser to Health & Biotechnology; Columbus Circle Investors serves as Adviser to Technology & Communications; and Sterling Capital Management Co. serves as Adviser to U.S. Government Money Market.  Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.  Orbitex Funds Distributor, Inc. (the “Distributor”) serves as the Trust’s distributor, and is an affiliate of the Manager.

     The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio and the Financial Services Portfolio are non-diversified portfolios.   The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Cap Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio are diversified portfolios.

Portfolio                                                                                                                          Primary Objective

Large Capitalization Value                                 Total return consisting of capital appreciation and dividend income

Large Capitalization Growth                                Capital appreciation

Mid Cap                                Long-term capital appreciation

Small Capitalization                                Maximum capital appreciation

International Equity                                Long-term capital appreciation

Health & Biotechnology                                                                              Long-term capital growth

Technology & Communications                                Long-term capital growth

Energy & Basic Materials                                 Long-term capital growth

Financial Services                                       Long-term capital growth

Investment Quality Bond                                                        Current income and reasonable stability of principal

Municipal Bond High level of interest income that is excluded from federal income taxation to the extent                                                                                                              consistent with prudent investment management and the preservation of capital

U.S. Government Money Market        Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital

     Currently, each Portfolio offers Class B, Class C and Class I shares.   The Mid Cap, Health & Biotechnology, Technology & Communications, Energy & Basic Materials & Financial Services Portfolios also offer Class A shares.  Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.  In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

     The following is a summary of significant accounting policies consistently followed by each Portfolio:

Valuation of Investments

     Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price.  Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices.  Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value.  U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value.   Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.    The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region.   Investments in countries in which International Equity and Health & Biotechnology may invest may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

(b) Federal Income Tax

     It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.

     Capital loss carry forwards, as of each Portfolio’s most recent tax year-end, available to offset future capital gains, if any, are as follows:

Period Ended August 31, 2003 (Continued)

NOTES TO FINANCIAL STATEMENTS

	Amount	Expiring Through
Large Capitalization Value	$17,649,716	2011
Large Capitalization Growth	22,719,305	2011
Mid Cap	4,809,946	2011
Small Capitalization	-	-
International Equity	4,512,581	2011
Health & Biotechnology	131,160,797	2011
Technology & Communications	273,084,719	2011
Energy & Basic Materials	2,127,603	2011
Financial Services	414,194	2011
Investment Quality Bond	-	-
Municipal Bond	-	-
U.S. Government Money Market	-	-

     Post-October loss deferrals as of each Portfolio’s most recent tax year-end, which will be recognized in the following tax year, are as follows: Large Capitalization Value, $4,875,935; Large Capitalization Growth, $783,319; Mid Cap, $0; Small Capitalization, $1,187,307; International Equity, $5,896,977; Health & Biotechnology, $0; Technology & Communications, $0; Energy & Basic Materials, $0; Financial Services, $0; Investment Quality Bond, $0; Municipal Bond, $1,461; and U.S. Government Money Market, $0.

(c) Security Transactions and Other Income

     Security transactions are recorded on the trade date.  In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

     As a result of capital loss carry forward limitations, net operating losses, unrealized appreciation (depreciation) from acquired funds and other reclassifications as of the Portfolios’ most recent tax year-ends, paid in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency transactions were adjusted as follows:

Portfolio	Increase (Decrease) in Paid in Capital	Increase (Decrease) in Undistributed Net Investment Income (Loss)	Increase (Decrease) in Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	Increase (Decrease) in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions
Large Capitalization Value	$1,005,792	$69,176	$(291,437)	$(783,531)
Large Capitalization Growth	(467,105)	467,105	-	-
Mid Cap	(122,881)	195,762	(72,881)	-
Small Capitalization	(166,525)	168,806	(2,281)	-
International Equity	(43,504)	43,504	-	-
Health & Biotechnology	(586,075)	730,496	(144,421)	-
Technology & Communications	(168,792)	599,346	(430,554)	-
Energy & Basic Materials	(10,869)	10,869	-	-
Financial Services	(22,324)	22,324	-	-
Investment Quality Bond	(1,035)	44,467	(43,432)	-
Municipal Bond	3,652	(1,895)	(1,757)	-
U.S. Government Money Market	1,895	(1,895)	-	-

Net assets were unaffected by the above reclassifications.

(d) Dividends and Distributions

     The following table summarizes each Portfolio’s dividend and capital gain declaration policy:

Portfolio                          Income Dividends                          Capital Gains

Large Capitalization Value                           annually                          annually

Large Capitalization Growth                           annually                          annually

Mid Cap                           annually                          annually

Small Capitalization                           annually                          annually

International Equity                           annually                          annually

Health & Biotechnology                          annually                          annually

Technology & Communications                          annually                          annually

Energy & Basic Materials                          annually                          annually

Financial Services                          annually                          annually

Investment Quality Bond                          daily*                          annually

Municipal Bond                           daily*                          annually

U.S. Government Money Market                           daily*                          annually

*paid monthly

Period Ended August 31, 2003 (Continued)

NOTES TO FINANCIAL STATEMENTS

     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

(e) Allocation of Expenses

     Expenses specifically attributable to a particular Portfolio are borne by that Portfolio.  Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f) Repurchase Agreements

     The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price.  The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price.  In the event of default on the obligation to repurchase,

the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

(g) Other

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.   Actual results could differ from those estimates.

     The accounting records are maintained in U.S. dollars.   All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.   Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded.    In addition, certain of the Portfolios may enter into forward foreign currency contracts.   These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss.   Realized gains or losses are recognized when contracts are settled.

2.                        MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable monthly by each Portfolio to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Cap and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization;  0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market.

     For the period ended August 31, 2003, the Manager waived $25,922for International, $91,924 for Investment Quality Bond, $38,364for Municipal Bond, $167,386 for U.S. Government Money Market, $17,249for Health & Biotechnology, $41,553 for Technology & Communications and $22,535 for Energy & Basic Materials. For the period ended August 31, 2003, the Manager reimbursed $10,387 for Municipal Bond, $4,607for U.S. Government Money Market and $7,538for Energy & Basic Materials.

     Certain portfolios also benefit from an expense offset arrangement with the custodian bank where uninvested cash balances earn credits that reduce monthly fees.

     (b) The Manager, not the Portfolios, pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets:  0.30% for Large Capitalization Value; 0.30% for Large Capitalization Growth; 0.30% for Mid Cap (for assets invested directly by the Adviser, the fee is 0.40% of average daily net assets); 0.30% for Small Capitalization; 0.30% for International Equity; 0.40% for Health & Biotechnology; 0.30% for Technology & Communications; 0.30% for Energy & Basic Materials; 0.30% for Financial Services; 0.20% for Investment Quality Bond; 0.20% for Municipal Bond; and 0.125% for U.S. Government Money Market.

    (c) For providing administration services to the Portfolios, the Administrator will receive from each Portfolio a monthly fee calculated at an annual rate of 0.10% of average daily net assets, subject to certain minimum requirements (exclusive of out-of-pocket administration fees).

     (d) The Portfolios have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class A, B and C shares of the Portfolios.  The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares.  Up to 0.25% of average daily net assets may be paid directly to the Manager for support services.  A portion of the fee pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee.  A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.    For the period ended August 31, 2003, the Distributor waived $22,156 in fees for the U.S. Government Money Market Portfolio.

     Class A shares are offered at net asset value plus a maximum sales load of 5.75%.   Class B shares are offered subject to a maximum contingent deferred sales charge (“CDSC”) of 5.00% and will automatically convert to Class I shares after eight years.   Class C shares are offered subject to a CDSC of 1.00% and, prior to January 1, 2003, had been subject to a maximum sales load of 1.00%.   Class I shares are offered at net asset value.

     For the period ended August 31, 2003, the Distributor received sales charges on sales of the Portfolios’ Class A shares.   In addition, CDSCs were paid to the Manager for Class C shares.   The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

Period Ended August 31, 2003 (Continued)

NOTES TO FINANCIAL STATEMENTS

	Sales Charges	CDSCs
Portfolio	Class A	Class C
Large Capitalization Value	-	$249
Large Capitalization Growth	-	85
Mid Cap*	$11	-
Small Capitalization	-	158
International Equity	-	5,744
Health & Biotechnology*	740	26
Technology & Communications*	456	70
Energy & Basic Materials*	381	-
Financial Services *	-	-
Investment Quality Bond	-	132
Municipal Bond	-	-
U.S. Government Money Market	-	14,667

*  Amounts reported are for the period May 1, 2003 through August 31, 2003.

     (e) The Trust and the Manager have entered into an Excess Expense Agreement (the “Expense Agreement”).  In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”).  The annual expense caps in effect at August 31, 2003 for each portfolio were:  2.00%, 3.00% and 3.00% for Class I, B and C shares respectively, of Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 2.30%, 3.30% and 3.30% for Class I, B and C shares, respectively, of International Equity; 1.40%, 2.40% and 2.40% for Class I, B and C shares, respectively, of Investment Quality Bond and Municipal Bond; 1.25%, 2.25% and 2.25% for Class I, B and C shares, respectively, of U.S. Government Money Market; 2.70%, 3.30%, 3.30% and 2.30% for Class A, B, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; and 2.40%, 3.00%, 3.00% and 2.00% for Class A, B, C and I shares, respectively, of Mid Cap.  Under the terms of the Expense Agreement, expenses borne by the Manager for the Large Capitalization Value, Large Capitalization Growth, Small Capitalization, International Equity, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios are subject to reimbursement by the portfolios for up to five years from the date the fee or expense was incurred and expenses borne by the Manager for the Mid Cap, Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services Portfolios are subject to reimbursement by the portfolios for up to three years from the date the fee or expense was incurred.   Expenses borne by the Manager after December 31, 2002, for all of the portfolios of the Trust, are subject to reimbursement for up to three years from the date the fee or expense was incurred.   No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap.     At August 31, 2003, amounts subject to reimbursement were as follows: Large Capitalization Value, $333,477; Large Capitalization Growth, $86,792; Mid Cap, $120,528; Small Capitalization, $191,112; International Equity, $117,191; Health & Biotechnology, $767,477; Technology & Communications, $1,094,937; Energy & Basic Materials, $319,342; Financial Services, $401,767; Investment Quality Bond, $118,439; Municipal Bond, $314,464; and U.S. Government Money Market, $526,792.  The Expense Agreement may be terminated by either party, without penalty, upon receipt of 60 days prior notice.  For the period ended August 31, 2003, no reimbursement payments were made to the Manager under the terms of the Expense Agreement.

3.        INVESTMENT TRANSACTIONS

     For the period ended August 31, 2003,purchases and sales of investment securities, other than short-term securities for the Portfolios’ were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$48,462,760	$51,178,589
Large Capitalization Growth	24,398,289	29,446,851
Mid Cap*	5,920,296	5,432,813
Small Capitalization	6,816,642	15,580,585
International Equity	60,529,038	52,579,984
Health & Biotechnology*	7,943,767	14,688,010
Technology & Communications*	7,353,470	7,906,474
Energy & Basic Materials*	1,155,476	1,248,520
Financial Services*	1,299,611	1,356,224
Investment Quality Bond	20,299,254	26,636,552
Municipal Bond	775,658	4,333,455

*  Amounts reported are for the period May 1, 2003 through August 31, 2003.

Period Ended August 31, 2003 (Continued)

NOTES TO FINANCIAL STATEMENTS

At August 31, 2003, the composition of unrealized appreciation (depreciation) of investment securities for the Portfolios’ were as follows:

	Federal
Portfolio	Tax Cost	Appreciation	Depreciation	Net
Large Capitalization Value	$55,264,591	$7,809,203	$2,130,950	$5,678,253
Large Capitalization Growth	39,331,103	6,081,844	1,884,051	4,197,793
Mid Cap	29,487,533	4,303,478	525,475	3,778,003
Small Capitalization	21,949,069	4,926,331	1,602,539	3,323,792
International Equity	33,675,642	401,928	244,980	156,948
Health & Biotechnology	79,758,513	5,984,319	7,811,418	(1,827,099)
Technology & Communications	27,737,819	10,316,781	120,903	10,195,878
Energy & Basic Materials	4,972,616	595,268	78,265	517,003
Financial Services	3,970,727	496,109	115,923	380,186
Investment Quality Bond	24,929,902	674,621	31,047	643,574
Municipal Bond	6,074,247	133,475	37,900	95,575

At August 31, 2003, the Health & Biotechnology Portfolio had forward foreign currency contracts open as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
To Buy:
Canadian Dollar	500,000	$358,744	12/9/03	$(5,948)
Danish Krone	2,900,000	427,583	12/9/03	(28,851)
Euro	950,000	1,039,869	12/9/03	(45,506)
Japanese Yen	35,000,000	301,028	12/9/03	4,920
Swiss Franc	2,450,000	1,754,224	12/9/03	(117,434)
				(192,819)
To Sell:
Australian Dollar	600,000	384,270	12/9/03	3,990
British Pound	1,050,000	1,649,069	12/9/03	47,928
Euro	1,350,000	1,477,709	12/9/03	70,053
Japanese Yen	35,000,000	301,028	12/9/03	(98)
Swiss Franc	1,800,000	1,288,817	12/9/03	54,064
				175,937

Net Unrealized Gain (Loss) on Open Forward Foreign Currency Contracts				$(16,882)

4. AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized with $.01 par value per share. For the periods indicated, transactions in capital stock were as follows:

	Class I Shares		Class B Shares		Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2003	August 31, 2002	August 31, 2003	August 31, 2002	August 31, 2003	August 31, 2002
Large Capitalization Value
Issued	3,129,972	3,503,395	12,240	24,322	70,608	105,322
Transferred (Note 6)	413,117	--	141,857	--	--	--
Redeemed	(4,131,517)	(3,470,790)	(44,868)	(41,707)	(103,210)	(95,839)
Reinvested from Dividends	--	428,651	--	6,195	--	20,581
Net Increase (Decrease) in Shares	(588,428)	461,256	109,229	(11,190)	(32,602)	30,064

Large Capitalization Growth
Issued	884,578	1,060,255	4,575	14,698	68,016	73,362
Redeemed	(1,538,566)	(1,822,966)	(29,987)	(42,396)	(96,033)	(125,129)
Reinvested from Dividends	--	11,771	--	181	--	610
Net Increase (Decrease) in Shares	(653,988)	(750,940)	(25,412)	(27,517)	(28,017)	(51,157)

Small Capitalization
Issued	5,847,126	5,505,610	4,120	14,623	30,098	59,297
Redeemed	(6,792,083)	(6,943,376)	(26,076)	(13,953)	(78,064)	(62,788)
Reinvested from Dividends	220,803	426,478	3,109	4,795	10,149	14,755
Net Increase (Decrease) in Shares	(724,154)	(1,011,288)	(18,847)	5,465	(37,817)	11,264

Period Ended August 31, 2003 (Continued)

NOTES TO FINANCIAL STATEMENTS

	Class I Shares		Class B Shares		Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2003	August 31, 2002	August 31, 2003	August 31, 2002	August 31, 2003	August 31, 2002
International Equity
Issued	53,829,493	13,712,612	837	1,057	395,632	26,044
Redeemed	(52,507,190)	(14,235,838)	(14,662)	(13,882)	(309,744)	(52,827)
Reinvested from Dividends	--	--	--	--	--	--
Net Increase (Decrease) in Shares	1,322,303	(523,226)	(13,825)	(12,825)	85,888	(26,783)

Investment Quality Bond
Issued	12,278,875	1,828,421	17,030	17,605	334,161	138,435
Redeemed	(13,107,475)	(2,964,793)	(35,689)	(9,219)	(404,261)	(113,344)
Reinvested from Dividends	138,914	138,043	1,242	1,437	7,059	7,011
Net Increase (Decrease) in Shares	(689,686)	(998,329)	(17,417)	9,823	(63,041)	32,102

Municipal Bond
Issued	280,537	460,120	12,538	--	33,767	56,700
Redeemed	(658,026)	(693,543)	(13,582)	(1,509)	(67,908)	(39,835)
Reinvested from Dividends	26,132	28,734	166	77	1,449	910
Net Increase (Decrease) in Shares	(351,357)	(204,689)	(878)	(1,432)	(32,692)	17,775

U.S. Government Money Market
Issued	333,489,512	224,028,302	248,800	151,507	7,512,294	1,230,034
Transferred (Note 6)	5,278,640	--	--	--	--	--
Redeemed	(347,311,183)	(227,997,693)	(150,580)	(164,005)	(6,497,173)	(4,061,683)
Reinvested from Dividends	36,030	493,400	47	864	583	12,699
Net Increase (Decrease) in Shares	(8,507,001)	(3,475,991)	98,267	(11,634)	1,015,704	(2,818,950)

	Class A Shares			Class I Shares
	Period Ended	Year Ended	Year Ended	Period Ended	Period Ended
	August 31, 2003	April 30, 2003	April 30, 2002	August 31, 2003	April 30, 2003
Health & Biotechnology*
Issued	158,259	495,552	2,707,503	20,770	18,252
Transferred (Note 6)	--	803,318	--	--	--
Redeemed	(462,048)	(2,213,578)	(3,826,690)	(710)	(16,651)
Net Increase (Decrease) in Shares	(303,789)	(914,708)	(1,119,187)	20,060	1,601

Technology & Communications**
Issued	12,598	10,960,029	8,904,589	837,083	1,528,797
Transferred (Note 6)	--	1,255,239	271,090	--	--
Redeemed	(167,336)	(11,947,777)	(9,732,982)	(810,604)	(1,526,847)
Net Increase (Decrease) in Shares	(154,738)	267,491	(557,303)	26,479	1,950

Energy & Basic Materials**
Issued	4,129	905,941	1,203,707	20,657	205
Redeemed	--	(997,799)	(1,370,181)	--	--
Reinvested from Dividends	(19,484)	--	30,450	(429)	--
Net Increase (Decrease) in Shares	(15,355)	(91,858)	(136,024)	20,228	205

Financial Services**
Issued	2,580	25,272	70,481	14,654	1
Redeemed	(21,824)	(115,525)	(349,790)	(284)	--
Net Increase (Decrease) in Shares	(19,244)	(90,253)	(279,309)	14,370	1

Mid Cap***
Issued	5,165	2,032,863	--	206,128	13,287
Transferred (Note 6)	--	605,199	--	--	--
Redeemed	(54,371)	(40,452)	--	(4,566)	--
Net Increase (Decrease) in Shares	(49,206)	2,597,610	--	201,562	13,287

Period Ended August 31, 2003 (Continued)

NOTES TO FINANCIAL STATEMENTS

	Class B Shares			Class C Shares
	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	August 31, 2003	April 30, 2003	April 30, 2002	August 31, 2003	April 30, 2003	April 30, 2002
Health & Biotechnology
Issued	16,557	97,887	724,525	174,233	33,678	258,158
Transferred (Note 6)	--	307,240	--	--	7,585	--
Redeemed	(299,034)	(1,604,879)	(1,396,584)	(300,351)	(822,754)	(874,375)
Net Increase (Decrease) in Shares	(282,477)	(1,199,752)	(672,059)	(126,118)	(781,491)	(616,217)

Technology & Communications
Issued	10,115	62,707	235,510	335,013	12,870	53,205
Transferred (Note 6)	--	348,597	187,462	--	3,189	4,075
Redeemed	(159,239)	(902,047)	(1,259,148)	(353,100)	(146,756)	(267,028)
Net Increase (Decrease) in Shares	(149,124)	(490,743)	(836,176)	(18,087)	(130,697)	(209,748)

Energy & Basic Materials****
Issued	57	56,408	113,500	1,447	1	--
Redeemed	--	(126,881)	(161,890)	--	--	--
Reinvested from Dividends	(20,833)	--	34,072	--	--	--
Net Increase (Decrease) in Shares	(20,776)	(70,473)	(14,318)	1,447	1	--

Financial Services
Issued	422	80,003	120,878	1,597	7,008	14,620
Redeemed	(11,463)	(119,359)	(270,688)	(1,174)	(23,375)	(27,451)
Net Increase (Decrease) in Shares	(11,041)	(39,356)	(149,810)	423	(16,367)	(12,831)

Mid Cap***
Issued	7,840	28,014	--	9,481	9,782	--
Transferred (Note 6)	--	426,919	--	--	68,910	--
Redeemed	(33,945)	(57,513)	--	(7,079)	(10,683)	--
Net Increase (Decrease) in Shares	(26,105)	397,420	--	2,402	68,009	--

* The inception date for Class I shares is January 27, 2003.
** The inception date for Class I shares is January 6, 2003.
*** For the Mid Cap Portfolio, the inception date for Class A, B and C shares is July 1, 2002. Inception date for Class I shares is January 6, 2003.
**** The inception date for Class C shares is January 6, 2003.

5.   RESTRICTED SECURITIES

     A restricted security is a security which has been purchased through a private offering and cannot be resold to the public without prior registration under the Securities Act of 1933.   Disposal of these securities may involve time-consuming negotiations and expense, and a prompt sale at an acceptable price may be difficult.   The issuers of the securities will bear any costs involved in registration under the Securities Act of 1933 in connection with the disposition of such securities.   The Portfolios do not have the right to demand that such securities be registered.   Restricted securities are valued at the direction of a Portfolios’ Board of Trustees; the securities are restricted as to resale and have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information on the restricted security.   The table below shows the securities held at August 31, 2003 that are being valued by the Portfolios’ Board of Trustees:

Portfolio	Security	Shares	Acquisition Date	Cost	Value Per Unit	8/31/03 Fair Value	% of Net Assets
Health & Biotechnology	Aderis Pharmaceuticals, Inc. Series D	318,182	2/7/01	$3,500,002	$11.00	$3,500,002	4.49%
Health & Biotechnology	BioMarin Pharmaceuticals Inc. Warrants	63,491	5/16/01	-	0.01	635	0.00
Health & Biotechnology	Mitokor Series F	401,335	8/22/00	3,010,012	2.68	1,075,578	1.38
Health & Biotechnology	Vitagen Inc. Series C	3,333,333	6/18/01	4,000,000	0.01	33,333	0.04
Technology & Communications	U.S. Wireless Data, Inc. Warrants	125,000	4/10/00	-	0.00	-	0.00

     Because of the inherent uncertainty of valuation, these values may differ significantly from the values that would have been used had a ready market for these securities existed, and the differences could be material.

Period Ended August 31, 2003 (Continued)

NOTES TO FINANCIAL STATEMENTS

6.  FUND ACQUISITIONS

(a) As of the close of business on January 24, 2003, the U.S. Government Money Market Portfolio acquired all the net assets of the Orbitex Cash Reserves Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Cash Reserves Fund on January 3, 2003.   The details of which are shown below:

At Close of Business January 24, 2003

	Cash Reserves Fund	U.S. Government Money Market Portfolio – Class I	U.S. Government Money Market Portfolio – Class I Merged Assets

Net Assets	$5,278,640	$29,432,845	$34,711,485
Shares Outstanding	5,278,640	29,523,240	34,801,880
Net Asset Value Per Share	$1.00	$1.00	$1.00

      (b) As of the close of business on January 24, 2003, the Large Capitalization Value Portfolio acquired all of the net assets of the Orbitex Focus 30                         Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex 30 Fund on January 3, 2003.   The details of which are shown below:

At Close of Business January 24, 2003

	Orbitex Focus 30 Fund - Class A	Large Capitalization Value Portfolio - Class I	Large Capitalization Value Portfolio - Class I Merged Assets

Net Assets	$294,433	$49,933,638	$50,228,071
Unrealized Appreciation (Depreciation)	$(399,722)	$(4,794,816)	$(5,194,538)
Shares Outstanding	30,383	4,021,739	4,045,453
Net Asset Value Per Share	$9.69	$12.42	$12.42

	Orbitex Focus 30 Fund - Class B	Large Capitalization Value Portfolio - Class B	Large Capitalization Value Portfolio - Class B Merged Assets

Net Assets	$1,701,814	$446,145	$2,147,959
Unrealized Appreciation (Depreciation)	$(621,466)	$(102,907)	$(724,373)
Shares Outstanding	179,161	37,189	179,046
Net Asset Value Per Share	$9.50	$12.00	$12.00

	Orbitex Focus 30 Fund - Class D	Large Capitalization Value Portfolio - Class I*	Large Capitalization Value Portfolio - Class I* Merged Assets

Net Assets	$4,834,800	$50,228,071	$55,062,871
Unrealized Appreciation (Depreciation)	$237,657	$(5,194,538)	$(4,956,881)
Shares Outstanding	494,082	4,045,453	4,434,866
Net Asset Value Per Share	$9.79	$12.42	$12.42

* Amounts include Focus 30 Fund Class A assets merged into Large Capitalization Value Class I shares.

Period Ended August 31, 2003 (Continued)

NOTES TO FINANCIAL STATEMENTS

     (c) As of the close of business on January 24, 2003, the Health & Biotechnology Portfolio acquired all of the net assets of the Orbitex Health & Biotechnology Fund, Orbitex Medical Sciences Fund and the Orbitex Life Sciences and Biotechnology Fund, Inc. (collectively the “Orbitex Funds”) pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 17, 2003. The details of which are shown below:

                                                                                                At Close of Business January 24, 2003

	Orbitex Health & Biotechnology Fund Class A	Orbitex Medical Sciences Fund Class A	Orbitex Life Sciences & Biotechnology Fund, Inc.	Health & Biotechnology Portfolio Class A Merged Assets

Net Assets	$25,176,785	$4,956,005	$3,943,065	$34,075,855
Unrealized Appreciation (Depreciation)	$(6,403,094)	$(870,997)	$(1,767,314)	$(9,041,405)
Shares Outstanding	2,272,706	1,180,943	376,673	3,076,024
Net Asset Value Per Share	$11.08	$4.20	$10.47	$11.08

	Orbitex Health & Biotechnology Fund Class B	Orbitex Medical Sciences Fund Class B	Health & Biotechnology Portfolio Class B Merged Assets

Net Assets	$39,656,871	$3,327,524	$42,984,395
Unrealized Appreciation (Depreciation)	$(1,067,145)	$(1,165,254)	$(2,232,399)
Shares Outstanding	3,661,643	810,636	3,968,883
Net Asset Value Per Share	$10.83	$4.10	$10.83

	Orbitex Health & Biotechnology Fund Class C	Orbitex Medical Sciences Fund Class C	Health & Biotechnology Portfolio Class C Merged Assets

Net Assets	$15,942,400	$82,203	$16,024,603
Unrealized Appreciation (Depreciation)	$(9,899,837)	$(8,980)	$(9,908,817)
Shares Outstanding	1,471,161	19,858	1,478,746
Net Asset Value Per Share	$10.84	$4.14	$10.84

     (d) As of the close of business on January 3, 2003, the Technology and Communications Portfolio acquired all the net assets of the Orbitex Info-Tech & Communications Fund and the Orbitex Emerging Technology Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on

January 3, 2003. The details of which are shown below:

At Close of Business January 3, 2003

	Orbitex Info-Tech & Communications Fund Class A	Orbitex Emerging Technology Fund Class A	Technology & Communications Portfolio Class A Merged Assets

Net Assets	$10,048,936	$6,609,827	$16,658,763
Unrealized Appreciation (Depreciation)	$9,262,671	$7,663,662	$16,926,333
Shares Outstanding	1,908,344	3,818,139	3,163,583
Net Asset Value Per Share	$5.27	$1.73	$5.27

	Orbitex Info-Tech & Communications Fund Class B	Orbitex Emerging Technology Fund Class B	Technology & Communications Portfolio Class B Merged Assets

Net Assets	$13,761,087	$1,767,376	$15,528,463
Unrealized Appreciation (Depreciation)	$(780,479)	$(7,116,535)	$(7,897,014)
Shares Outstanding	2,714,243	1,043,630	3,062,840
Net Asset Value Per Share	$5.07	$1.69	$5.07

	Orbitex Info-Tech & Communications Fund Class C	Orbitex Emerging Technology Fund Class C	Technology & Communications Portfolio Class C Merged Assets

Net Assets	$1,670,600	$16,265	$1,686,865
Unrealized Appreciation (Depreciation)	$(7,469,577)	$(18,373)	$(7,487,950)
Shares Outstanding	327,533	9,455	330,722
Net Asset Value Per Share	$5.10	$1.72	$5.10

Period Ended August 31, 2003 (Continued)

NOTES TO FINANCIAL STATEMENTS

     (e) As of the close of business on January 3, 2003, the Mid Capitalization Portfolio acquired all the net assets of the Orbitex Caterpillar Mid Cap Relative Value Fund and the Orbitex Growth Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 3, 2003. The details of which are shown below:

At Close of Business January 3, 2003

	Orbitex Caterpillar Mid Cap Relative Value Fund Class A	Orbitex Growth Fund Class A	Mid Capitalization Portfolio Class A Merged Assets

Net Assets	$17,248,160	$5,145,698	$22,393,858
Unrealized Appreciation (Depreciation)	$(2,806,003)	$1,426,310	$(1,379,693)
Shares Outstanding	2,028,600	358,032	2,633,799
Net Asset Value Per Share	$8.50	$14.37	$8.50

	Orbitex Caterpillar Mid Cap Relative Value Fund Class B	Orbitex Growth Fund Class B	Mid Capitalization Portfolio Class B Merged Assets

Net Assets	$190,701	$3,616,800	$3,807,501
Unrealized Appreciation (Depreciation)	$(6,837)	$(2,096,464)	$(2,103,301)
Shares Outstanding	22,510	256,292	449,429
Net Asset Value Per Share	$8.47	$14.11	$8.47

	Orbitex Caterpillar Mid Cap Relative Value Fund Class C	Orbitex Growth Fund Class C	Mid Capitalization Portfolio Class C Merged Assets

Net Assets	$72,317	$583,313	$655,630
Unrealized Appreciation (Depreciation)	$(3,174)	$(49,493)	$(52,667)
Shares Outstanding	8,543	41,234	77,453
Net Asset Value Per Share	$8.46	$14.15	$8.46

     (f) As of the close of business on January 3, 2003, the Energy & Basic Materials Portfolio acquired all the net assets of the Orbitex Energy & Basic Materials Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 3, 2003.

     (g) As of the close of business on January 3, 2003, the Financial Services Portfolio acquired all the net assets of the Orbitex Financial Services Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 3, 2003.

     (h) As of the close of business on October 26, 2001, the Orbitex Info-Tech & Communications Fund acquired all the net assets of the Monument Telecommunications Fund pursuant to a plan of reorganization approved by the Board of Directors of the Monument Fund on October 16, 2001.   The acquisition was completed by a tax-free exchange, the details of which are outlined in the following schedule:

At Close of Business October 26, 2001

	Orbitex Info-Tech & Communications Fund Class A	Monument Telecommunications Fund Class A	Merged Assets

Net Assets	$23,720,282	$2,516,387	$26,236,669
Unrealized Appreciation	--	$138,650	--
Shares Outstanding	2,555,385	652,235	2,826,475
Net Asset Value Per Share	$9.28	$3.86	$9.28

	Orbitex Info-Tech & Communications Fund Class B	Monument Telecommunications Fund Class B	Merged Assets

Net Assets	$33,163,303	$1,689,185	$34,852,488
Unrealized Appreciation	--	$93,702	--
Shares Outstanding	3,680,394	444,735	3,867,856
Net Asset Value Per Share	$9.01	$3.80	$9.01

	Orbitex Info-Tech & Communications Fund Class C	Monument Telecommunications Fund Class C	Merged Assets

Net Assets	$5,041,046	$36,931	$5,077,977
Unrealized Appreciation	--	$2,035	--
Shares Outstanding	556,212	9,569	560,287
Net Asset Value Per Share	$9.06	$3.86	$9.06

Period Ended August 31, 2003 (Continued)

NOTES TO FINANCIAL STATEMENTS

7.   SECURITIES LENDING

                     Under an agreement with the Bank of New York Co., Inc. (“BONY”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees.    Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures.   A portion of the income generated by the investment in the collateral, net of any rebates paid by BONY to the borrowers, is remitted to BONY as lending agent, and the remainder is paid to the Portfolios.   Generally, in the event of a counter-party default, each Portfolio has the right to use the collateral to offset the losses incurred.   There would be a potential loss to a Portfolio in the event such Portfolio is delayed or prevented from exercising its right to dispose of the collateral.

    At August 31, 2003, the following portfolios had securities on loan:

Portfolio	Market Value of Loaned Securities	Market Value of Collateral
Health & Biotechnology	$ 841,952	$ 855,453
Technology & Communications	1,315,464	1,348,276
Energy & Basic Materials	216,000	216,451
Mid Cap	1,769,930	1,812,298

8.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     The tax character of dividends paid during the period ended August 31, 2003 was as follows:

Portfolio	Ordinary Income	Tax Exempt Income	Long Term Capital Gains	Total
Large Capitalization Value	-	-	-	-
Large Capitalization Growth	-	-	-	-
Mid Cap	-	-	-	-
Small Capitalization	-	-	$2,210,000	$2,210,000
International Equity	-	-	-	-
Health & Biotechnology	-	-	-	-
Technology & Communications	-	-	-	-
Energy & Basic Materials	-	-	-	-
Financial Services	-	-	-	-
Investment Quality Bond	$929,092	-	735,000	1,664,092
Municipal Bond	1,895	$269,637	36,870	308,402
U.S. Government Money Market	41,037	-	-	41,037

The tax character of dividends paid during the period ended August 31, 2002 was as follows:

Portfolio	Ordinary Income	Tax Exempt Income	Long Term Capital Gains	Total
Large Capitalization Value	$2,717,336	-	$5,117,452	$7,834,788
Large Capitalization Growth	-	-	194,366	194,366
Small Capitalization	4,306,519	-	464,137	4,770,656
International Equity	-	-	-	-
Investment Quality Bond	1,524,514	-	88,905	1,613,419
Municipal Bond	-	$310,487	17,369	327,856
U.S. Government Money Market	567,366	-	-	567,366

                    The Mid Cap, Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services Portfolios did not pay any dividends during the year ended April 30, 2003.    The fiscal year end for these portfolios has been changed from April 30 to August 31.

As of each of the Portfolio’s tax year-end, the components of distributable earnings on a tax basis were as follows:

Portfolio	Capital Loss Carry Forwards	Undistributed Long Term Capital Gains	Post October Loss Deferrals	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Unrealized Appreciation (Depreciation)	Total
Large Capitalization Value	$(17,649,716)	$ -	$(4,875,935)	$ -	$ -	$5,678,253	$(16,847,398)
Large Capitalization Growth	(22,719,305)	-	(783,819)	-	-	4,197,793	(19,305,331)
Mid Cap	(4,809,946)	-	-	-	-	3,778,003	(1,031,943)
Small Capitalization	-	430,379	(1,187,307)	-	-	3,323,792	2,566,864
International Equity	(4,512,581)	-	(5,896,977)	-	-	156,948	(10,252,610)
Health & Biotechnology	(131,160,797)	-	-	-	-	(1,846,560)	(133,007,357)
Technology & Communications	(273,084,719)	-	-	-	-	10,195,878	(262,888,841)
Energy & Basic Materials	(2,127,603)	-	-	-	-	517,496	(1,610,107)
Financial Services	(414,194)	-	-	-	-	380,186	(34,008)
Investment Quality Bond	-	506,061	-	233,644	-	643,574	1,383,279
Municipal Bond	-	-	(1,461)	30,886	660	95,575	125,660
U.S. Government Money Market	-	-	-	-	-	-	-

Period Ended August 31, 2003 (Continued)

NOTES TO FINANCIAL STATEMENTS

     The difference between book basis and tax basis distributable earnings, if any, is due primarily to different book and tax year-ends, the tax deferral of losses on wash sales and the tax deferral of losses incurred after October 31.

9.   CHANGE IN INDEPENDENT ACCOUNTANT

     Ernst & Young, LLP were previously the principal auditors for the Large Capitalization Value, Large Capitalization Growth, Small Capitalization, International Equity, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios.   A decision to change auditors was approved by the Board of Trustees in their meeting on June 25, 2003 and Tait, Weller & Baker were appointed principal auditors.   Ernst & Young, LLP had served as principal auditors for the aforementioned portfolios for each of the periods ended August 31, 1998 through 2002.   Additionally, the audit reports of Ernst & Young LLP on the financial statements of the aforementioned portfolios that were issued for each of the periods ended August 31, 1998 through 2002 were unqualified.   There were no disagreements between Ernst & Young LLP and the management of the portfolios on any auditing and accounting matters which, if not resolved, would have been referred to in their audit reports.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	INCOME FROM				DIVIDENDS AND
	INVESTMENT OPERATIONS				DISTRIBUTIONS					RATIOS
			Net			Distributions
			Realized		Dividends	to
			And		to	Shareholders	Net		Net	Ratio of Net		Ratio of Net
	Net Asset	Net	Unrealized	Total	Shareholders	From Net	Asset		Assets,	Operating		Investment
	Value,	Investment	Gain (Loss)	From	From Net	Realized	Value,		End of	Expenses		Income (Loss)		Portfolio
	Beginning	Income	on	Investment	Investment	Gains on	End of	Total	Period	To Average		To Average		Turnover
	of Period	(Loss)	Investments	Operations	Income	Investments	Period	Return*	(000's)	Net Assets		Net Assets		Rate

Large Capitalization Value Portfolio (Class I)

Year Ended August 31, 2003 (2)	$ 13.02	$ (0.01)	$ 1.71	$ 1.70	-	-	$ 14.72	13.06%	$ 56,573	1.96%	(1)	(0.05)%	(1)	85%

Year Ended August 31, 2002	19.27	0.03	(4.63)	(4.60)	$ (0.04)	$ (1.61)	13.02	(26.20)%	57,694	1.42%	(1)	0.28%	(1)	84%

Year Ended August 31, 2001	18.51	0.06	1.27	1.33	(0.11)	(0.46)	19.27	7.25%	76,543	1.24%	(1)	0.32%	(1)	86%

Year Ended August 31, 2000	20.59	0.12	(0.23)	(0.11)	(0.17)	(1.80)	18.51	(0.49)%	75,516	1.02%	(1)	0.68%	(1)	90%

Year Ended August 31, 1999	18.15	0.13	3.40	3.53	(0.09)	(1.00)	20.59	19.84%	78,484	1.10%	(1)	0.84%	(1)	67%

(1) During the fiscal years ended August 31, 2003, August 31, 2001 and August 31, 2000, Orbitex-Saratoga Capital Management, LLC did not waive any of its management fees.  During the fiscal years ended August 31, 2002 and August 31, 1999, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees.  Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank.  If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.96% and (0.05)% respectively, for the year ended August 31, 2003, 1.54% and 0.16% respectively, for the year ended August 31, 2002, 1.24% and 0.32% respectively, for the year ended August 31, 2001, 1.02% and 0.68% respectively, for the year ended August 31, 2000 and 1.12% and 0.86% respectively, for the year ended August 31, 1999.

(2) Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period.

Large Capitalization Growth Portfolio (Class I)

Year Ended August 31, 2003 (2)	$ 11.38	$ (0.12)	$ 1.49	$ 1.37	-	-	$ 12.75	12.04%	$ 41,240	2.00%	(1)	(1.07)%	(1)	60%

Year Ended August 31, 2002	15.12	(0.10)	(3.60)	(3.70)	-	$ (0.04)	11.38	(24.78)%	44,238	1.40%	(1)	(0.56)%	(1)	32%

Year Ended August 31, 2001	33.61	(0.09)	(15.22)	(15.31)	-	(3.18)	15.12	(48.49)%	70,129	1.24%	(1)	(0.56)%	(1)	36%

Year Ended August 31, 2000	26.98	(0.11)	8.40	8.29	-	(1.66)	33.61	31.45%	142,600	0.89%	(1)	(0.35)%	(1)	33%

Year Ended August 31, 1999	17.83	(0.09)	9.65	9.56	-	(0.41)	26.98	54.03%	115,586	1.02%	(1)	(0.36)%	(1)	39%

(1) During the fiscal year ended August 31, 2003, Orbitex-Saratoga Capital Management, LLC did not waive any of its management fees.  During the fiscal years ended August 31, 2002, August 31, 2001, August 31, 2000 and August 31, 1999, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees.  Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank.  If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.01% and (1.08%) respectively, for the year ended August 31, 2003, 1.56% and (0.72%) respectively, for the year ended August 31, 2002, 1.30% and (0.56%) respectively, for the year ended August 31, 2001, 0.94% and (0.31%) respectively, for the year ended August 31, 2000 and 1.02% and (0.36%) respectively, for the year ended August 31, 1999.

(2) Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	INCOME FROM				DIVIDENDS AND
	INVESTMENT OPERATIONS				DISTRIBUTIONS					RATIOS
			Net			Distributions
			Realized		Dividends	to
			And		to	Shareholders	Net		Net	Ratio of Net		Ratio of Net
	Net Asset	Net	Unrealized	Total	Shareholders	From Net	Asset		Assets,	Operating		Investment
	Value,	Investment	Gain (Loss)	From	From Net	Realized	Value,		End of	Expenses		Income (Loss)		Portfolio
	Beginning	Income	on	Investment	Investment	Gains on	End of	Total	Period	To Average		To Average		Turnover
	of Period	(Loss)	Investments	Operations	Income	Investments	Period	Return*	(000's)	Net Assets		Net Assets		Rate

Mid Cap Portfolio (Class I)

Period Ended August 31, 2003 (3)	$ 8.64	$ (0.02)	$ 1.78	$ 1.76	$ -	$ -	$ 10.40	20.37%	$ 2,235	1.89%	(1,2)	(0.63)%	(1,2)	19%

January 6, 2003 (4) to April 30, 2003 (3)	8.61	(0.02)	0.05	0.03	-	-	8.64	0.35%	115	2.00%	(1,2)	(0.86)%	(1,2)	71%

(1) During the period ended August 31, 2003, Orbitex-Saratoga Capital Management, LLC did not waive any of its management fees.   During the period ended April 30, 2003, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees.  If such waiver had not been in effect for the respective period, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.11% and (0.97)%, respectively, for the period ended April 30, 2003.

(2) Annualized for periods less than one year.
(3) Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.

Small Capitalization Portfolio (Class I)

Year Ended August 31, 2003 (2)	$ 10.26	$ (0.06)	$ 1.94	$ 1.88	-	$ (0.82)	$ 11.32	20.00%	$ 23,838	1.96%	(1)	(0.62)%	(1)	20%

Year Ended August 31, 2002	12.04	(0.04)	(0.56)	(0.60)	-	(1.18)	10.26	(5.43)%	29,037	1.40%	(1)	(0.24)%	(1)	17%

Year Ended August 31, 2001	12.90	(0.01)	0.30	0.29	-	(1.15)	12.04	3.40%	46,249	1.30%	(1)	(0.15)%	(1)	96%

Year Ended August 31, 2000	10.10	(0.04)	2.96	2.92	-	(0.12)	12.90	29.41%	48,275	1.25%	(1)	(0.37)%	(1)	59%

Year Ended August 31, 1999	9.82	(0.05)	3.02	2.97	-	(2.69)	10.10	34.91%	38,225	1.21%	(1)	(0.60)%	(1)	32%

(1)  During the fiscal year ended August 31, 2003, Orbitex-Saratoga Capital Management, LLC did not waive any of its management fees.  During the fiscal years ended August 31, 2002, August 31, 2001, August 31, 2000 and August 31, 1999,  Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank.  If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.96% and (0.62%) respectively, for the year ended August 31, 2003, 1.59% and (0.43%) respectively, for the year ended August 31, 2002, 1.46% and (0.31%) respectively, for the year ended August 31, 2001, 1.26% and (0.33%) respectively, for the year ended August 31, 2000 and  1.31% and (0.70%) respectively, for the year ended August 31, 1999.

(2) Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	INCOME FROM				DIVIDENDS AND
	INVESTMENT OPERATIONS				DISTRIBUTIONS					RATIOS
			Net			Distributions
			Realized		Dividends	to
			And		to	Shareholders	Net		Net	Ratio of Net		Ratio of Net
	Net Asset	Net	Unrealized	Total	Shareholders	From Net	Asset		Assets,	Operating		Investment
	Value,	Investment	Gain (Loss)	From	From Net	Realized	Value,		End of	Expenses		Income (Loss)		Portfolio
	Beginning	Income	on	Investment	Investment	Gains on	End of	Total	Period	To Average		To Average		Turnover
	of Period	(Loss)	Investments	Operations	Income	Investments	Period	Return*	(000's)	Net Assets		Net Assets		Rate

International Equity Portfolio (Class I)

Year Ended August 31, 2003 (2)	$ 7.08	$ (0.02)	$ 0.18	$ 0.16	-	-	$ 7.24	2.26%	$ 23,362	2.30%	(1)	(0.24)%	(1)	385%

Year Ended August 31, 2002	9.07	(0.01)	(1.98)	(1.99)	-	-	7.08	(22.20)%	13,489	1.60%	(1)	(0.06)%	(1)	24%

Year Ended August 31, 2001	15.65	(0.04)	(5.29)	(5.33)	-	$ (1.25)	9.07	(36.08)%	22,020	1.40%	(1)	(0.33)%	(1)	45%

Year Ended August 31, 2000	13.18	(0.01)	2.74	2.73	$ (0.08)	(0.18)	15.65	20.72%	35,887	1.28%	(1)	(0.08)%	(1)	45%

Year Ended August 31, 1999	10.92	0.11	2.25	2.36	(0.10)	-	13.18	21.70%	28,743	1.45%	(1)	1.00%	(1)	46%

(1) During the fiscal year ended August 31, 2000, Orbitex-Saratoga Capital Management, LLC did not waive any of its management fees.  During the fiscal years ended August 31, 2003, August 31, 2002, August 31, 2001 and August 31, 1999, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees.  Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank.  If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.50% and (0.44%) respectively, for the year ended August 31, 2003, 2.09% and (0.55%) respectively, for the year ended August 31, 2002, 1.67% and (0.60%) respectively, for the year ended August 31, 2001, 1.45% and 0.08% respectively, for the year ended August 31, 2000 and 1.49% and 1.04% respectively, for the year ended August 31, 1999.

(2) Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period.

Health & Biotechnology Portfolio (Class I)

Period Ended August 31, 2003 (3)	$ 11.53	$ (0.03)	$ (0.09)	$ (0.12)	$ -	$ -	$ 11.41	(1.04)%	$ 247	2.30%	(1,2)	(0.75)%	(1,2)	10%

January 27, 2003 (4) to April 30, 2003 (3)	11.00	(0.06)	0.59	0.53	-	-	11.53	4.82%	18	2.30%	(1,2)	(1.94)%	(1,2)	144%

(1) During the period ended August 31, 2003 and the period ended April 30, 2003, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees.  If such waiver had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.35% and (0.80)%, respectively, for the period ended August 31, 2003 and 2.30% and (1.94)%, respectively, for the period ended April 30, 2003.

(2) Annualized for periods less than one year.
(3) Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	INCOME FROM				DIVIDENDS AND
	INVESTMENT OPERATIONS				DISTRIBUTIONS					RATIOS
			Net			Distributions
			Realized		Dividends	to
			And		to	Shareholders	Net		Net	Ratio of Net		Ratio of Net
	Net Asset	Net	Unrealized	Total	Shareholders	From Net	Asset		Assets,	Operating		Investment
	Value,	Investment	Gain (Loss)	From	From Net	Realized	Value,		End of	Expenses		Income (Loss)		Portfolio
	Beginning	Income	on	Investment	Investment	Gains on	End of	Total	Period	To Average		To Average		Turnover
	of Period	(Loss)	Investments	Operations	Income	Investments	Period	Return*	(000's)	Net Assets		Net Assets		Rate

Technology & Communications Portfolio (Class I)

Period Ended August 31, 2003 (3)	$ 5.51	$ (0.04)	$ 1.23	$ 1.19	$ -	$ -	$ 6.70	21.60%	$ 190	2.30%	(1,2)	(2.17)%	(1,2)	21%

January 6, 2003 (4) to April 30, 2003 (3)	5.57	(0.03)	(0.03)	(0.06)	-	-	5.51	(1.08)%	11	2.30%	(1,2)	(1.78)%	(1,2)	263%

(1) During the period ended August 31, 2003 and the period ended April 30, 2003, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees.  If such waiver had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.66% and (2.53)%, respectively, for the period ended August 31, 2003 and 2.68% and (2.16)%, respectively, for the period ended April 30, 2003.

(2) Annualized for periods less than one year.
(3) Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.

Energy & Basic Materials Portfolio (Class I)

Period Ended August 31, 2003 (3)	$ 12.95	$ (0.02)	$ 1.62	$ 1.60	$ -	$ -	$ 14.55	12.36%	$ 297	2.30%	(1,2)	0.12%	(1,2)	22%

January 6, 2003 (4) to April 30, 2003 (3)	13.38	-	(0.43)	(0.43)	-	-	12.95	(3.21)%	3	2.30%	(1,2)	(0.48)%	(1,2)	705%

(1) During the period ended August 31, 2003 and the period ended April 30, 2003, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees.  If such waiver had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 3.97% and (1.55)%, respectively, for the period ended August 31, 2003 and 4.16% and (2.32)%, respectively, for the period ended April 30, 2003.

(2) Annualized for periods less than one year.
(3) Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	INCOME FROM				DIVIDENDS AND
	INVESTMENT OPERATIONS				DISTRIBUTIONS						RATIOS
			Net			Distributions
			Realized		Dividends	to
			And		to	Shareholders	Net		Net		Ratio of Net		Ratio of Net
	Net Asset	Net	Unrealized	Total	Shareholders	From Net	Asset		Assets,		Operating		Investment
	Value,	Investment	Gain (Loss)	From	From Net	Realized	Value,		End of		Expenses		Income (Loss)		Portfolio
	Beginning	Income	on	Investment	Investment	Gains on	End of	Total	Period		To Average		To Average		Turnover
	of Period	(Loss)	Investments	Operations	Income	Investments	Period	Return*	(000's)		Net Assets		Net Assets		Rate

Financial Services Portfolio (Class I)

Period Ended August 31, 2003 (3)	$ 9.97	$ (0.03)	$ 1.10	$ 1.07	$ -	$ -	$ 11.04	10.73%	$ 158,672	(5)	2.30%	(1,2)	(0.82)%	(1,2)	32%

January 6, 2003 (4) to April 30, 2003 (3)	9.93	-	0.04	0.04	-	-	9.97	0.40%	10	(5)	2.30%	(1,2)	(0.48)%	(1,2)	67%

(1) During the period ended August 31, 2003, Orbitex-Saratoga Capital Management, LLC did not waive any of its management fees.    During the period ended April 30, 2003, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees.  If such waiver had not been in effect for the respective period, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.30% and (0.48)%, respectively, for the period ended April 30, 2003.

(2) Annualized for periods less than one year.
(3) Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.
(5) Actual value, not truncated by 000s.

Investment Quality Bond Portfolio (Class I)

Year Ended August 31, 2003 (2)	$ 10.71	$ 0.30	$ 0.05	$ 0.35	$ (0.30)	$ (0.24)	$ 10.52	3.42%	$ 23,057		1.40%	(1)	2.88%	(1)	66%

Year Ended August 31, 2002	10.43	0.48	0.33	0.81	(0.51)	(0.02)	10.71	8.07%	30,847		1.24%	(1)	4.85%	(1)	46%

Year Ended August 31, 2001	9.90	0.51	0.53	1.04	(0.51)	-	10.43	10.70%	40,464		1.09%	(1)	4.92%	(1)	52%

Year Ended August 31, 2000	9.88	0.54	0.02	0.56	(0.54)	-	9.90	5.83%	33,199		1.11%	(1)	5.47%	(1)	52%

Year Ended August 31, 1999	10.29	0.49	(0.35)	0.14	(0.49)	(0.06)	9.88	1.33%	41,070		1.05%	(1)	4.85%	(1)	62%

(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Orbitex-Saratoga Capital Management, LLC did not waive any of its management fees.  During the fiscal years ended August 31, 2003, August 31, 2002 and August 31, 1999, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees.  Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank.  If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.70% and 2.58% respectively, for the year ended August 31, 2003, 1.46% and 4.63% respectively, for the year ended August 31, 2002, 1.24% and 4.92% respectively, for the year ended August 31, 2001, 1.16% and 5.51% respectively, for the year ended August 31, 2000 and 1.06% and 4.86% respectively, for the year ended August 31, 1999.

(2) Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	INCOME FROM						DIVIDENDS AND
	INVESTMENT OPERATIONS						DISTRIBUTIONS						RATIOS
				Net					Distributions
				Realized			Dividends		to
				And			to		Shareholders	Net		Net	Ratio of Net		Ratio of Net
	Net Asset	Net		Unrealized	Total		Shareholders		From Net	Asset		Assets,	Operating		Investment
	Value,	Investment		Gain (Loss)	From		From Net		Realized	Value,		End of	Expenses		Income (Loss)		Portfolio
	Beginning	Income		on	Investment		Investment		Gains on	End of	Total	Period	To Average		To Average		Turnover
	of Period	(Loss)		Investments	Operations		Income		Investments	Period	Return*	(000's)	Net Assets		Net Assets		Rate

Municipal Bond Portfolio (Class I)

Year Ended August 31, 2003 (2)	$ 10.63	$ 0.35		$ (0.21)	$ 0.14		$ (0.35)		$ (0.11)	$ 10.31	1.30%	$ 5,766	1.40%	(1)	3.30%	(1)	11%

Year Ended August 31, 2002	10.65	0.39		0.02	0.41		(0.41)		(0.02)	10.63	4.01%	9,681	1.27%	(1)	3.95%	(1)	48%

Year Ended August 31, 2001	10.09	0.42		0.56	0.98		(0.42)		-	10.65	9.96%	11,874	1.20%	(1)	4.08%	(1)	21%

Year Ended August 31, 2000	10.00	0.43		0.15	0.58		(0.43)		(0.06)	10.09	6.08%	10,021	1.20%	(1)	4.43%	(1)	12%

Year Ended August 31, 1999	10.72	0.42		(0.68)	(0.26)		(0.42)		(0.04)	10.00	(2.55)%	11,556	1.20%	(1)	3.96%	(1)	23%

(1) During the fiscal years ended August 31, 2003, August 31, 2002, August 31, 2001, August 31, 2000 and August 31, 1999, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank.  If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.07% and 2.63% respectively, for the year ended August 31, 2003, 2.40% and 2.82% respectively, for the year ended August 31, 2002, 1.74% and 4.08% respectively, for the year ended August 31, 2001, 1.62% and 4.01% respectively, for the year ended August 31, 2000 and 1.68% and 4.54% respectively, for the year ended August 31, 1999.

(2) Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period.

U.S. Government Money Market Portfolio (Class I)

Year Ended August 31, 2003 (2)	$ 1.00	$ 0.00	**	-	$ 0.00	**	$(0.00)	**	-	$ 1.00	0.12%	$ 28,979	1.23%	(1)	0.12%	(1)	N/A

Year Ended August 31, 2002	1.00	0.01		-	0.01		(0.01)		-	1.00	1.61%	37,481	1.17%	(1)	1.21%	(1)	N/A

Year Ended August 31, 2001	1.00	0.04		-	0.04		(0.04)		-	1.00	4.52%	41,081	1.06%	(1)	4.40%	(1)	N/A

Year Ended August 31, 2000	1.00	0.05		-	0.05		(0.05)		-	1.00	4.96%	35,605	1.04%	(1)	4.82%	(1)	N/A

Year Ended August 31, 1999	1.00	0.04		-	0.04		(0.04)		-	1.00	4.11%	48,358	1.00%	(1)	4.02%	(1)	N/A

(1) During the fiscal year ended August 31, 2000 Orbitex-Saratoga Capital Management, LLC did not waive any of its management fees.  During the fiscal years ended August 31, 2003, August 31, 2002, August 31, 2001 and August 31, 1999, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees.  Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank.  If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.72% and (0.37%) respectively, for the year ended August 31, 2003, 1.48% and 0.90% respectively, for the year ended August 31, 2002, 1.07% and 4.40% respectively, for the year ended August 31, 2001, 1.04% and 4.82% respectively, for the year ended August 31, 2000 and 1.02% and 4.04% respectively, for the year ended August 31, 1999.

(2) Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period.
** Per share amount represents less than $0.01 per share.

* Assumes reinvestment of all dividends.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees

The Saratoga Advantage Trust

                We have audited the accompanying statement of assets and liabilities of Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Cap Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio and U.S. Government Money Market Portfolio (each a series of The Saratoga Advantage Trust), including the schedules of investments, as of August 31, 2003, and the related statements of operations for the year or period indicated thereon and the statements of changes in net assets and the financial highlights for the year or period ended August 31, 2003 and the year ended April 30, 2003. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The statements of changes in net assets for the years ended August 31, 2002 and April 30, 2002 and the financial highlights for each of the years or periods in the four-year period then ended have been audited by other auditors, whose reports dated October 9, 2002 and June 26, 2002 expressed an unqualified opinion on such financial statements and financial highlights.

                We conducted our audits in accordance with auditing standards generally accepted in the United States of America.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2003 by correspondence with the custodian and brokers.  Where brokers have not replied to our confirmation requests, we carried out other appropriate auditing procedures.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

                In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the twelve portfolios of The Saratoga Advantage Trust as of August 31, 2003, the results of their operations, the changes in their net assets and their financial highlights for the year or periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

                                                                                                                Tait, Weller & Baker

Philadelphia, Pennsylvania

October 7, 2003

SARATOGA ADVANTAGE TRUST

Supplemental Information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board.  The table below shows, for each Trustee and Officer, his or her name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 48 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	President, CEO, and Chairman of the Board of Trustees *	Since 1994	Chairman, President and Chief Executive Officer of Orbitex-Saratoga Capital Management, LLC	12 Portfolios	None
Richard E. Stierwalt, 48 Metro Center, 1 Station Place, Stamford, CT 06902	Trustee	Since 2003

President, Chief
Executive Officer and
Director, Orbitex
Financial Services Group,
Inc. (1998-2003); Trustee,
Orbitex Life Sciences &
Biotechnology Fund, Inc.
(2000-2003); Trustee,
Orbitex Group of Funds
(1998-2003)

				12 Portfolios	None

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 61 101 S. Washington Square, 9th Floor Lansing, MI 48933	Trustee	Since 1994	Partner with the law firm of Kelly Cawthorne	12 Portfolios	None
Udo Koopmann, 62 11500 Governor’s Drive Chapel Hill, NC 27514	Trustee	Since 1997	Retired	12 Portfolios	None
Floyd E. Seal, 54 7565 Industrial Court Alpharetta, GA 30004	Trustee	Since 1997	Chief Executive Officer and 50% owner of TARAHILL, INC., d.b.a. Pet Goods Manufacturing & Imports, Alpharetta, GA; Partner of S&W Management, Gwinnet, GA	12 Portfolios	None
William B. Blundin, 66 138 East 65th Street New York, NY 10021	Trustee	Since 2003	Since 1997, Founder and Principal, Bransford Investment Partners (private asset management company)	12 Portfolios	None
Stephen H. Hamrick, 51 50 Rockefeller Plaza New York, NY 10020	Trustee	Since 2003

Chief Executive Officer,
Carey Financial Corp.
(1994-present) (Broker-
Dealer); Managing
Director, Carey Financial
Corp. (1995-present)
(Real Estate Investment
Banking; Director),
Duroplas Corp. (2001-
present) (Manufacturer);
Director, Orbitex Life
Sciences &
Biotechnology Fund, Inc.
(2000-2003); Director,
Orbitex Group of Funds
(2000-2003)

				12 Portfolios	None
Leigh Alan Wilson, 59 50 Rockefeller Plaza New York, NY 10020	Trustee	Since 2003

Chief Executive Officer,
New Century Care, Inc.
(1989-present) (Seniors
Housing Management);
Director, Chimney Rock
Vineyard and Chimney
Rock Winery (1992-
present); President and
Director, Key Mutual
Funds, 30 portfolios
(1989-present); Director,
Orbitex Life Sciences &
Biotechnology Fund, Inc.
(2000-2003); Director,
Orbitex Group of Funds
(2000-2003)

				12 Portfolios	None

Officers

Name, Age and Address	Position(s) Held with Trust	Term / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 47 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Vice President And Secretary *	Since 1994	Vice Chairman and Chief Investment Officer of Orbitex-Saratoga Capital Management, LLC	12 Portfolios	None
Mark S. Marrone, 34 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Treasurer and Chief Financial Officer	Since 2003	Chief Financial Officer (2003) and National Marketing Manager (2002-2003) of Orbitex- Saratoga Capital Management , LLC; CPA2BIZ, Market Manager (1999-2000)	12 Portfolios	None

* Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

SARATOGA ADVANTAGE TRUST

Results of Shareholder Votes (unaudited)

On December 17, 2002, the Trust held a Special Meeting of Shareholders to consider a series of proposals.   The shareholders approved the proposals considered as follows:

  To consider and act upon the approval of a new investment management agreement for each portfolio with Orbitex-Saratoga Capital Management, LLC.
  To consider and act upon the approval of the addition of new trustees for the Saratoga Advantage Trust.

Actual vote tabulations are as follows (shares voted):

        a).   Saratoga Large Capitalization Value Portfolio

	In Favor	Against	Abstained / Withheld
Proposal 1	2,438,937	40,383	30,358

Proposal 2	2,475,940	-	33,738

                b).   Saratoga Large Capitalization Growth Portfolio

	In Favor	Against	Abstained / Withheld
Proposal 1	2,024,391	30,692	43,768

Proposal 2	2,065,723	-	33,128

                c).   Saratoga Small Capitalization Portfolio

	In Favor	Against	Abstained / Withheld
Proposal 1	1,534,554	22,947	40,497

Proposal 2	1,575,000	-	22,998

d).   Saratoga International Equity Portfolio

	In Favor	Against	Abstained / Withheld
Proposal 1	2,292,811	20,344	13,103

Proposal 2	2,309,378	-	16,881

e).   Saratoga Investment Quality Bond Portfolio

	In Favor	Against	Abstained / Withheld
Proposal 1	1,680,779	22,956	26,955

Proposal 2	1,706,213	-	24,477

f).   Saratoga Municipal Bond Portfolio

	In Favor	Against	Abstained / Withheld
Proposal 1	362,349	5,472	10,350

Proposal 2	373,750	-	4,421

g).   Saratoga U.S. Government Money Market Portfolio

	In Favor	Against	Abstained / Withheld
Proposal 1	18,497,131	79,276	261,370

Proposal 2	18,727,581	-	110,196

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)        Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)        Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)             Compliance with applicable governmental laws, rules, and regulations;

(4)        The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)             Accountability for adherence to the code.

(c)             Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)             Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)        The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopman are independent audit committee financial experts.

Mr. Floyd E. Seal acquired his attributes through education and experience as a principal executive officer and as a certified public accountant

Mr. Udo W. Koopman acquired his attributes through education and experience as a principal financial officer actively supervising the preparation of financial statements.

Item 4. Principal Accountant Fees and Services.   Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Reserved.

Item 9.  Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2003, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 10.  Exhibits.

(a)            Attachment required by Item 10(a) of Form N-CSR is filed herewith

(b)            Certification(s) required by Item 10(b) of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                   The Saratoga Advantage Trust

By (Signature and Title)

*                                  /s/ Bruce E. Ventimiglia

                                    Bruce E. Ventimiglia, President and Chief Executive Officer

Date                                         10/27/03

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*          /s/ Mark S. Marrone

Mark S. Marrone, Treasurer and Chief Financial Officer

Date                                         10/27/03

By (Signature and Title)

*          /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date                                         10/27/03

* Print the name and title of each signing officer under his or her signature.